UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Vanda Pharmaceuticals Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Vanda Pharmaceuticals Inc.

2200 Pennsylvania Avenue, Suite 300E

Washington, D.C. 20037

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 15, 2017

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Vanda Pharmaceuticals Inc., a Delaware corporation (the “Company”). The Annual Meeting will be held on June 15, 2017, at 9:00 a.m. local time at the Washington Marriott, located at 1221 22nd Street NW, Washington, D.C. 20037, for the following purposes:

1.	To elect Richard W. Dugan and Vincent J. Milano to serve as Class II directors until the 2020 annual meeting of stockholders;

2.

To ratify the selection by the Audit Committee of our Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2017;

3.	To approve on an advisory basis the named executive officer compensation;

4.	To vote on the frequency of advisory votes on executive compensation;

5.

To approve the amendment and restatement of the Company’s 2016 Equity Incentive Plan to, among other things, increase the aggregate number of shares authorized for issuance under the 2016 Equity Incentive Plan; and

6.	To conduct any other business properly brought before the Annual Meeting or any adjournments or postponements thereof.

The record date for the Annual Meeting is April 21, 2017. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof. A complete list of such stockholders will be available for examination at our offices in Washington, D.C. during normal business hours for a period of ten days prior to the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting in person, please vote by telephone or over the internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting. Instructions for voting are described in the Company’s Proxy Statement for the Annual Meeting, Notice of Internet Availability of Proxy Materials or proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 15, 2017:

The Company’s Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are available at www.proxyvote.com.

By Order of the Board of Directors,

Richard L. Gulino Senior Vice President, General Counsel and Secretary Washington, D.C. April 27, 2017

Page
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING	1

PROPOSAL 1: ELECTION OF DIRECTORS	7

CORPORATE GOVERNANCE	11

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20

AUDIT COMMITTEE REPORT	22

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	26

EXECUTIVE OFFICERS	27

COMPENSATION OF EXECUTIVE OFFICERS	29

COMPENSATION COMMITTEE REPORT	40

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION	51

PROPOSAL 4: ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES	52

PROPOSAL 5: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2016 EQUITY INCENTIVE PLAN TO, AMONG OTHER THINGS, INCREASE THE AGGREGATE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 2016 EQUITY INCENTIVE PLAN	53

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	63

NO INCORPORATION BY REFERENCE	64

OTHER MATTERS	64

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING	65

i

Vanda Pharmaceuticals Inc.

2200 Pennsylvania Avenue, Suite 300E

Washington, D.C. 20037

PROXY STATEMENT

FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

June 15, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies to be voted at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Vanda Pharmaceuticals Inc. (sometimes referred to as “we,” the “Company” or “Vanda”), which will be held on June 15, 2017, at 9:00 a.m. local time at the Washington Marriott, located at 1221 22nd Street NW, Washington, D.C. 20037.

We are making this Proxy Statement and our annual report on Form 10-K for the year ended December 31, 2016 (the “Annual Report”) available to stockholders at www.proxyvote.com. On or about April 27, 2017, we will begin mailing to certain of our stockholders a notice (the “Notice”) containing instructions on how to access and review this Proxy Statement and the Annual Report at that website. The Notice also instructs you how you may submit your proxy over the internet or via telephone. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You have received these proxy materials because you owned shares of Vanda common stock as of April 21, 2017, the record date for the Annual Meeting (the “Record Date”), and our Board of Directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement describes matters on which we would like you to vote at the Annual Meeting so that you can make an informed decision.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we are permitted to furnish our proxy materials over the internet to our stockholders by delivering a Notice in the mail. As a result, only stockholders who specifically request a printed copy of the Proxy Statement will receive one. Instead, the Notice instructs stockholders on how to access and review the Proxy Statement and the Annual Report over the internet at www.proxyvote.com. The Notice also instructs stockholders on how they may submit their proxy over the internet. If a stockholder who received a Notice would like to receive a printed copy of our proxy materials, such stockholder should follow the instructions for requesting these materials contained in the Notice.

How may I vote at the Annual Meeting?

You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy via telephone or on the internet. If you received a printed set of materials, you may also vote by mail by signing, dating and returning the proxy card.

When you vote, regardless of the method used, you appoint Dr. Mihael H. Polymeropoulos and Mr. Richard L. Gulino as your representatives (or proxyholders) at the Annual Meeting. They will vote your shares at the Annual Meeting as you have instructed them or, if an issue that is not on the proxy card comes up for vote, in accordance with their best judgment. This way, your shares will be voted whether or not you attend the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on April 21, 2017, the Record Date for the Annual Meeting, will be entitled to vote at the Annual Meeting. On the Record Date, there were 44,552,263 shares of the Company’s common stock outstanding. All of these outstanding shares are entitled to vote at the Annual Meeting (one vote per share of common stock) in connection with the matters set forth in this Proxy Statement.

In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be available at the place of the Annual Meeting on June 15, 2017 and will be accessible for ten days prior to the meeting at our principal place of business, 2200 Pennsylvania Avenue, Suite 300E, Washington, D.C. 20037, between the hours of 9:00 a.m. and 5:00 p.m. local time.

How do I vote?

If on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. Stockholders of record may vote by using the internet, by telephone or (if you received a proxy card by mail) by mail as described below. Stockholders also may attend the meeting and vote in person. If you hold shares in “street name” (i.e., through a bank, broker or other nominee), please refer to your proxy card, Notice or other information forwarded by your bank, broker or other nominee to see which voting options are available to you.

•

You may vote by using the internet. The address of the website for internet voting is www.proxyvote.com. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 14, 2017. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

•

You may vote by telephone. The toll-free telephone number is noted on Notice and your proxy card. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 14, 2017. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

•	You may vote by mail. If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. Written ballots will be passed out to anyone who wants to vote at the Annual Meeting. If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the Annual Meeting.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit a subsequent proxy by using the internet, by telephone or by mail with a later date;

•	You may deliver a written notice that you are revoking your proxy to the Secretary of the Company at 2200 Pennsylvania Avenue, Suite 300E, Washington, D.C. 20037; or

•	You may attend the Annual Meeting and vote your shares in person. Simply attending the Annual Meeting without affirmatively voting will not, by itself, revoke your proxy.

If you are a beneficial owner of your shares, you must contact the bank, broker or other nominee holding your shares in street name and follow their instructions for changing your vote.

How many votes do you need to hold the Annual Meeting?

A quorum of stockholders is necessary to conduct business at the Annual Meeting. Pursuant to our Fourth Amended and Restated Bylaws (the “Bylaws”), a quorum will be present if a majority of the voting power of outstanding shares of the Company entitled to vote generally in the election of directors is represented in person or by proxy at the Annual Meeting. On the Record Date, there were 44,552,263 shares of common stock outstanding and entitled to vote. Thus, 22,276,132 shares must be represented by stockholders present at the Annual Meeting or represented by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting and vote in person. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the holders of a majority of the votes present at the Annual Meeting may adjourn the Annual Meeting to another date.

What proposals will be voted on at the Annual Meeting?

Proposal	Board Recommendation	Vote Required	Broker Discretionary Voting Allowed

Proposal 1: Elect Richard W. Dugan and Vincent J. Milano to serve as Class II directors until the 2020 annual meeting of stockholders.	FOR	Majority Votes Cast	No

Proposal 2: Ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accountants for the year ending December 31, 2017.	FOR	Majority Votes Cast	Yes

Proposal 3: Approve on an advisory basis the named executive officer compensation.	FOR	Majority Votes Cast	No

Proposal 4: Approve on an advisory basis the frequency of Say-on-Pay votes.	FOR	Majority Votes Cast	No

Proposal 5: Approve the amendment and restatement of our 2016 Equity Incentive Plan to, among other things, increase the aggregate number of shares authorized for issuance under the 2016 Equity Incentive Plan.	FOR	Majority Votes Cast	No

Majority Votes Cast means that a proposal that receives an affirmative majority of the votes cast will be approved. Abstentions and broker non-votes will not be counted “FOR” or “AGAINST” the proposal and will have no effect on the proposal.

Broker Discretionary Voting occurs when a broker does not receive voting instructions from the beneficial owner and votes those shares in its discretion on any proposal on which it is permitted to vote.

Could other matters be decided at the Annual Meeting?

Vanda does not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the Annual Meeting, the persons named on the proxy card will have discretionary authority to vote the shares represented by proxies in accordance with their best judgment. If you hold shares in street name as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such other business.

What happens if a director nominee is unable to stand for election?

If a nominee is unable to stand for election, our Board may either:

•	reduce the number of directors that serve on the board, or

•	designate a substitute nominee.

If our Board designates a substitute nominee, shares represented by proxies voted for the nominee who is unable to stand for election will be voted for the substitute nominee.

What happens if I submit my proxy but do not provide voting instructions?

If you submit a proxy via telephone, the internet or return a signed and dated proxy card without indicating instructions with respect to specific proposals, your shares will be voted as follows:

•	Proposal 1: “FOR” the election of Richard W. Dugan and Vincent J. Milano as Class II directors;

•	Proposal 2: “FOR” the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017;

•	Proposal 3: “FOR” the approval, in an advisory manner, of the compensation of our named executive officers as set forth in this Proxy Statement;

•	Proposal 4: “FOR” the approval, in an advisory manner, the frequency of Say-on-Pay votes; and

•

Proposal 5:    “FOR” the approval of the amendment and restatement of the 2016 Equity Incentive Plan to, among other things, increase the aggregate number of shares authorized for issuance under the 2016 Equity Incentive Plan.

If any other matter is properly presented at the Annual Meeting, the proxyholders for shares voted on the proxy card (i.e. one of the individuals named as proxies on your proxy card) will vote your shares using their best judgment.

What do I need to show to attend the Annual Meeting in person?

You will need proof of your share ownership (such as a recent brokerage statement or letter from your broker showing that you owned shares of our common stock as of the Record Date) and a form of photo identification. If you do not have proof of ownership and valid photo identification, you may not be admitted to the Annual Meeting. All bags, briefcases and packages will be held at registration and will not be allowed in the meeting. We will not permit the use of cameras (including cell phones and other devices with photographic capabilities) or other recording devices in the meeting room.

Who is paying for this proxy solicitation?

The accompanying proxy is being solicited by the Board. In addition to this solicitation, directors and employees of the Company may solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. In addition, the Company may also retain one or more third parties to aid in the solicitation of brokers, banks and institutional and other stockholders. We will pay for the entire cost of soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What happens if the Annual Meeting is postponed or adjourned?

Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Annual Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on such proposal.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results are expected to be announced at the Annual Meeting. Final voting results will be reported on a Current Report on Form 8-K filed with the SEC no later than the fourth business day after the Annual Meeting.

How can I find Vanda’s proxy materials and annual report on the internet?

This Proxy Statement and the Annual Report are available at our corporate website at www.vandapharma.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.proxyvote.com which does not have “cookies” that identify visitors to the site.

How do I obtain a separate set of Vanda’s proxy materials if I share an address with other stockholders?

In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address receive only one copy of the Notice. This practice, called “householding,” is designed to reduce duplicate mailings and save printing and postage costs as well as natural resources. If you would like to have a separate copy of the Notice, the Annual Report or this Proxy Statement mailed to you or receive separate copies of future mailings, please submit your request to the address or phone number that appears on your Notice or proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, stockholders receiving multiple copies of proxy materials at the same address may wish to receive only one copy. If you would like to receive only one copy, please submit your request to the address or phone number that appears on your Notice or proxy card.

Can I receive future proxy materials and annual reports electronically?

Yes. This Proxy Statement and the Annual Report are available on our investor relations website located at www.vandapharma.com. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future annual reports and proxy materials on the internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business will reduce the environmental impact of our annual meetings and will give you an automatic link to the proxy voting site.

May I propose actions for consideration at next year’s annual meeting or nominate individuals to serve as directors?

Yes. The following requirements apply to stockholder proposals, including director nominations, for the 2018 annual meeting of stockholders:

Requirements for Stockholder Proposals to be Considered for Inclusion in Vanda’s Proxy Materials

Stockholders interested in submitting a proposal (other than the nomination of directors) for inclusion in the proxy materials to be distributed by us for the 2018 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion in Vanda’s proxy materials, stockholder proposals must be received at our principal executive offices no later than the close of business on December 28, 2017 which is the 120th day prior to the first anniversary of the date that we released this Proxy Statement to our stockholders for the Annual Meeting. To be included in our proxy materials, your proposal also must comply with the Bylaws and Rule 14a-8 promulgated under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If we change the date of the 2018 annual meeting of stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2018 annual meeting of stockholders. Proposals should be sent to Vanda Pharmaceuticals Inc., 2200 Pennsylvania Avenue, Suite 300E, Washington, D.C. 20037, Attn: Secretary.

Requirements for Stockholder Nomination of Director Candidates and Stockholder Proposals Not Intended for Inclusion in Vanda’s Proxy Materials

Stockholders who wish to nominate persons for election to the Board at our 2018 annual meeting of stockholders or who wish to present a proposal at our 2018 annual meeting of stockholders, but who do not intend for such proposal to be included in the Company’s proxy materials for such meeting, must deliver written notice of the nomination or proposal to our Corporate Secretary at our principal executive offices no earlier than February 11, 2018, which is the 75th day prior to the first anniversary of the date we released this Proxy Statement to our stockholders for the Annual Meeting, and no later than March 13, 2018, which is the 45th day prior to the first anniversary of the date we released this Proxy Statement to our stockholders for the Annual Meeting. However, if we change the date of our 2018 annual meeting of stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, such nominations and proposals must be received no later than the close of business on the later of (a) the 90th day prior to our 2018 annual meeting of stockholders and (b) the 10th day following the day we first publicly announce the date of our 2018 annual meeting of stockholders. The stockholder’s written notice must include certain information concerning the stockholder and each nominee and proposal, as specified in the Bylaws. If the stockholder does not also satisfy the requirements of Rule 14a-4 promulgated under the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the 2018 annual meeting of stockholders. Such nominations or proposals should be sent to Vanda Pharmaceuticals Inc., 2200 Pennsylvania Avenue, Suite 300E, Washington, D.C. 20037, Attn: Secretary.

Copy of Amended and Restated Bylaws

You may request a copy of the Bylaws at no charge by writing to Vanda’s Secretary at 2200 Pennsylvania Avenue, Suite 300E, Washington, D.C. 20037. A current copy of the Bylaws also is available at our corporate website at www.vandapharma.com. To access the Bylaws from the main page of our website, click on “Investor Relations” at the top of the page, then click on “Corporate Governance,” and then click on “Amended and Restated Bylaws.”

Whom should I call if I have any questions?

If you have any questions, would like additional Vanda proxy materials or proxy cards, or need assistance in voting your shares, please contact Investor Relations, Vanda Pharmaceuticals Inc., 2200 Pennsylvania Avenue, Suite 300E, Washington, D.C. 20037 or by telephone at (202) 734-3400.

Important Notice Regarding the Availability of Proxy Materials

for the Meeting to be Held on Thursday, June 15, 2017:

This Proxy Statement and the Annual Report are available on-line at www.proxyvote.com.

PROPOSAL 1

ELECTION OF DIRECTORS

Under the Bylaws, our Board is divided into three classes of roughly equal size. The members of each class are elected to serve a 3-year term with the term of office of each of the three classes ending in successive years. Pursuant to the Bylaws, the Board has fixed the current number of directors at six. Richard W. Dugan and Vincent J. Milano are the two Class II directors whose terms expire at the Annual Meeting. Richard W. Dugan and Vincent J. Milano have been nominated for election by our Board to serve until the 2020 annual meeting of stockholders or until their successors are elected (or until their earlier death, resignation or removal). It is our policy to encourage nominees for director to attend the Annual Meeting.

Directors are elected by a majority of the votes cast at the Annual Meeting. Pursuant to the Bylaws, a majority of votes cast means that the number of votes cast “FOR” a director’s election exceeds 50% of the votes cast with respect to that director’s election. For this purpose, votes cast shall include votes “WITHHELD” for a director’s election and shall exclude abstentions and broker non-votes. Because the election of directors is not a matter on which a bank, broker or other nominee is generally empowered to vote, broker non-votes are expected to exist in connection with this matter.

Shares represented by signed proxy cards will be voted on Proposal 1 “FOR” the election of Richard W. Dugan and Vincent J. Milano to the Board at the Annual Meeting, unless otherwise marked on the card. If any Vanda director nominee becomes unavailable for election as a result of an unexpected occurrence, shares represented by proxy will be voted for the election of a substitute nominee designated by our current Board, unless otherwise marked on the card. Richard W. Dugan and Vincent J. Milano, Vanda’s director nominees, have each agreed to serve as a director if elected. We have no reason to believe that Richard W. Dugan and Vincent J. Milano will be unable to serve if elected.

Pursuant to our Amended and Restated Corporate Governance Guidelines, Richard W. Dugan and Vincent J. Milano have each tendered an irrevocable, conditional resignation that will be effective only upon both (i) the failure to receive the required vote at the Annual Meeting for reelection and (ii) our Board’s acceptance of such resignation. If Richard W. Dugan and Vincent J. Milano fail to receive the required vote for reelection, the Nominating/Corporate Governance Committee of our Board will act on an expedited basis to determine whether to accept such director’s resignation, and it will submit its recommendation for prompt consideration by our Board. The Nominating/Corporate Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation.

Nominees for Election as Class II Directors at the Annual Meeting

This year’s nominees for election to the Board as our Class II directors to serve for a term of three years expiring at the 2020 annual meeting of stockholders, or until their successors have been duly elected and qualified or until their earlier death, resignation or removal, are provided below. The age of the directors as of the Record Date are set forth below.

Name	Age	Positions and Offices Held with Company	Director Since
Richard W. Dugan	75	Director	2005
Vincent J. Milano	53	Director	2010

The following is additional information about the nominee as of the date of this Proxy Statement, including his business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating/Corporate Governance Committee and the Board to determine that the nominee should serve as one of our directors.

Richard W. Dugan has served on the Board since 2005. Mr. Dugan served as a Partner with Ernst & Young, LLP from 1976 to September 2002, where he served in a variety of managing and senior partner positions, including Mid-Atlantic Area Senior Partner from 2001 to 2002, Mid-Atlantic Area Managing Partner from 1989 to 2001 and Pittsburgh Office Managing Partner from 1979 to 1989. Mr. Dugan retired from Ernst & Young, LLP in September 2002. Mr. Dugan previously served as a director of two publicly traded pharmaceutical companies, Middlebrook Pharmaceuticals, Inc. and Critical Therapeutics, Inc., and a privately owned pharmaceutical company, Xanthus Pharmaceuticals. Mr. Dugan holds a B.S.B.A. from Pennsylvania State University. We believe that Mr. Dugan’s qualifications to sit on the Board include his more than 25 years as a Partner with Ernst & Young, LLP, his long history with the Company, his status as a financial expert under The Sarbanes-Oxley Act of 2002 and his experience on other public company boards.

Other public directorships held by Mr. Dugan within the past five years:     None.

Vincent J. Milano has served on the Board since 2010. Mr. Milano has served as Chief Executive Officer of Idera Pharmaceuticals, Inc. (“Idera”) since December 2014. Prior to his tenure at Idera, Mr. Milano served as President and Chief Executive Officer of ViroPharma Incorporated (“ViroPharma”) from March 2008 until January 2014, when ViroPharma was acquired by Shire Pharmaceuticals. Mr. Milano served as Chief Operating Officer from January 2006 to March 2008, and as Vice President, Chief Financial Officer of ViroPharma from November 1997 to March 2008. Mr. Milano also previously served as Vice President, Finance & Administration, Treasurer, and as Executive Director, Finance & Administration of ViroPharma. Prior to joining ViroPharma, Mr. Milano was with KPMG LLP, independent certified public accountants, where he was a Senior Manager from 1991 to 1996. Mr. Milano also serves on the boards of Idera Pharmaceuticals and Spark Therapeutics, both publicly traded companies, and VenatoRx, a privately held company. Mr. Milano received his Bachelor of Science degree in Accounting from Rider College. We believe that Mr. Milano’s qualifications to sit on the Board include his executive experience in the pharmaceutical industry, his knowledge of finance and accounting, and his experience on other public company boards.

Other public directorships held by Mr. Milano within the past five years:     Idera Pharmaceuticals, Inc., ViroPharma Incorporated (acquired by Shire Pharmaceuticals) and Spark Therapeutics, Inc.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE THE PROXY

CARD “FOR” THE ELECTION OF RICHARD W. DUGAN AND VINCENT J. MILANO

Continuing Directors Not Standing for Election

Certain information about those directors whose terms do not expire at the Annual Meeting is furnished below, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating/Corporate Governance Committee and the Board to determine that the directors should serve as one of our directors. The age of each director as of the Record Date is set forth below.

Name	Age	Positions and Offices Held with Company	Director Since
Kenneth M. Bate	66	Director	2015
Michael F. Cola	57	Director	2012
Mihael H. Polymeropoulos, M.D.	57	Director, President and Chief Executive Officer	2003
H. Thomas Watkins	64	Director, Chairman of the Board	2006

Class I Directors (Terms Expire in 2019)

Michael F. Cola has served on the Board since 2012. Mr. Cola has served as Chief Executive Officer and President of Aevi Genomic Medicine, Inc. since September 2013. Mr. Cola served as President of Shire plc’s Specialty Pharmaceuticals business from 2007 until April 2012. Mr. Cola joined Shire in July 2005 as Executive Vice President for Global Therapeutic Business Units and Portfolio Management prior to being named President of the Specialty Pharmaceuticals business. Prior to joining Shire, Mr. Cola spent more than five years at Safeguard Scientifics, where he served as President of the Life Sciences Group. As part of his role with Safeguard Scientifics, Cola served as Chairman and CEO of Clarient, a cancer diagnostics company, and Chairman of Laureate Pharma, a full service contract manufacturing organization serving research based biologics companies. Prior to joining Safeguard Scientifics, Mr. Cola held progressively senior positions in product development and commercialization at AstraMerck, and later with AstraZeneca. Mr. Cola currently serves on the board of directors of Aevi Genomic Medicine, Inc. Mr. Cola received his Bachelor of Arts degree in biology and physics from Ursinus College and his Master of Science degree in biomedical science from Drexel University. We believe that Mr. Cola’s qualifications to sit on the Board include his executive experience in the pharmaceutical industry, his experience with product development and commercialization and his experience on other public company boards.

Other public directorships held by Mr. Cola within the past five years:     Aevi Genomic Medicine, Inc., Medgenics, Inc. and NuPathe Pharmaceuticals Inc.

H. Thomas Watkins has served as Chairman of the Board since March 2014 and has been a member of the Board since 2006. Mr. Watkins served as the President and Chief Executive Officer of Human Genome Sciences, Inc. and as a member of its board of directors from 2004 until August 2012, when Human Genome Sciences, Inc. was acquired by GlaxoSmithKline. Prior to his tenure at Human Genome Sciences, Inc., Mr. Watkins served as President of TAP Pharmaceutical Products, Inc. Mr. Watkins previously held a series of executive positions over the course of nearly twenty years with Abbott Laboratories. Mr. Watkins also serves on the board of directors of Horizon Pharma plc, the Biotechnology Innovation Organization (“BIO”), and served as Chair of the BIO board of directors from June 2011 until April 2013. He holds a B.B.A. from the College of William and Mary and an M.B.A. from the University of Chicago Graduate School of Business. We believe that Mr. Watkins’ qualifications to sit on the Board include his executive experience in the pharmaceutical industry, his experience with late-stage product development, his knowledge of in-licensing and other partnering strategies, his business degree and his experience on other public company boards.

Other public directorships held by Mr. Watkins within the past five years:     Human Genome Sciences, Inc. (acquired by GlaxoSmithKline) and Horizon Pharma plc.

Class III Directors (Terms Expire in 2018)

Kenneth M. Bate has served on the Board since December 2015. Mr. Bate currently serves as an independent biotechnology industry consultant, which he has done since May 2012. Mr. Bate previously served as President and Chief Executive Officer of Archemix, Inc. from May 2009 to January 2012. From 2006 to 2009, Mr. Bate served in various positions at Nitromed, Inc., most recently as President and Chief Executive Officer. From 2002 to 2005, Mr. Bate served as Chief Financial Officer and head of commercial operations of Millennium Pharmaceuticals Inc. Mr. Bate served as the chairman of the board of Cubist Pharmaceuticals, Inc. from 2011 to 2015. He currently is a director of AVEO Pharmaceuticals, Inc., Genocea Biosciences, Inc., Catabasis Pharmaceuticals, Inc. Epizyme, Inc. and Madrigal Pharmaceuticals, Inc. Mr. Bate received his B.A. in Chemistry from Williams College and his M.B.A. from the Wharton School of the University of Pennsylvania. We believe that Mr. Bate’s qualifications to sit on the Board include his executive experience in the pharmaceutical industry, his experience with product development and commercialization and his experience on other public company boards.

Other public directorships held by Mr. Bate within the past five years:     BioMarin Pharmaceutical Inc., AVEO Pharmaceuticals, Inc., Genocea Biosciences, Inc., Catabasis Pharmaceuticals, Inc. Epizyme, Inc. and Madrigal Pharmaceuticals, Inc.

Mihael H. Polymeropoulos, M.D. co-founded Vanda and has served as President, Chief Executive Officer and a Director since May 2003. Prior to joining Vanda, Dr. Polymeropoulos was Vice President and Head of the Pharmacogenetics Department at Novartis AG from 1998 to 2003. Prior to his tenure at Novartis, he served as Chief of the Gene Mapping Section, Laboratory of Genetic Disease Research, National Human Genome Research Institute, from 1992 to 1998. Dr. Polymeropoulos is the co-founder of the Integrated Molecular Analysis of Genome Expression Consortium. Dr. Polymeropoulos holds a degree in Medicine from the University of Patras. We believe that Dr. Polymeropoulos’ qualifications to sit on the Board include his executive experience at Novartis, his expertise in the fields of psychiatry and pharmacogenetics, his extensive knowledge of central nervous system disorders and his long history with the Company.

Other public directorships held by Dr. Polymeropoulos within the past five years:     None.

CORPORATE GOVERNANCE

Independence of the Board

As required under NASDAQ listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Consistent with these regulations, after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, its senior management and its independent registered public accounting firm, the Board has determined that all of our directors are independent directors within the meaning of applicable NASDAQ listing standards, except for Dr. Mihael H. Polymeropoulos, our Chief Executive Officer.

Information Regarding the Board and its Committees

As required under NASDAQ listing standards, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. Mr. Watkins, Chairman of the Board, presides over these executive sessions.

The Board has an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee. The following table provides membership and meeting information for each of the Board committees during 2016:

Committee	Chairman	Members	Number of Committee Meetings in 2016

Audit Committee	Richard W. Dugan	Michael F. Cola Vincent J. Milano	6

Compensation Committee	Vincent J. Milano	H. Thomas Watkins Howard H. Pien(1) Kenneth M. Bate(2)	7

Nominating/Corporate Governance Committee	H. Thomas Watkins	Richard W. Dugan Howard H. Pien(1)	4

(1)	Mr. Pien’s term expired on June 16, 2016.

(2)	Mr. Bate succeeded Mr. Pien as member of the Compensation Committee upon the expiration of Mr. Pien’s term on June 16, 2016.

Below is a description of each committee of the Board. The Board has determined that each member of the Audit, Compensation and Nominating/Corporate Governance Committees meets applicable rules and regulations regarding “independence” and that each such member is free of any relationship that would interfere with his individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board oversees the quality and integrity of the Company’s financial statements and other financial information provided to the Company’s stockholders, the retention and performance of the Company’s independent accountants, the effectiveness of the Company’s internal controls and disclosure controls, and the Company’s compliance with ethics policies and SEC and related regulatory requirements. For these purposes, the Audit Committee, among other duties and powers, (1) approves audit fees for, and selects and reviews the performance of, the Company’s independent accountants, (2) reviews reports prepared by management, and attested by the Company’s independent accountants with respect to the financial statements contained therein, assessing the adequacy and effectiveness of the Company’s internal controls and procedures, prior to the inclusion of such reports in the Company’s periodic filings as required under the rules of the SEC, (3) reviews the Company’s annual and quarterly reports, and associated consolidated financial statements, with management and the independent accountants prior to the first public release of the Company’s financial results for such year or quarter, (4) reviews with external counsel any legal matters that could have a significant impact on the Company’s financial statements, and (5) establishes and maintains procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters. Our Audit Committee charter can be found in the corporate governance section of our corporate website at www.vandapharma.com. Three directors comprised the Audit Committee as of December 31, 2016: Mr. Dugan (the Chairman of the Audit Committee), Mr. Cola and Mr. Milano. The Audit Committee met six times during 2016.

The Board annually reviews the NASDAQ listing standards definition of independence for Audit Committee members and has determined that all members of our Audit Committee are independent (as independence is currently defined in applicable NASDAQ listing standards and Rule 10A-3 promulgated under the Exchange Act).

Compensation Committee

The Compensation Committee of the Board reviews and approves the design of, assesses the effectiveness of, and administers executive compensation programs, including our equity incentive plans. For these purposes, the Compensation Committee, among other duties and powers, (1) reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other Company executives, (2) reviews and approves the terms of offer letters, employment agreements, severance agreements, change in control agreements, and other material agreements between the Company and its executive officers, (3) approves material changes to the Company’s 401(k) plan and oversees its implementation, (4) reviews and approves the Compensation Discussion and Analysis included in this Proxy Statement, and (5) conducts reviews of executive officer succession planning. In accordance with NASDAQ listing standards and our amended and restated compensation committee charter, our Board has granted our Compensation Committee the authority and responsibility to retain or obtain the advice of compensation consultants, legal counsel and other compensation advisers, the authority to fund such advisers, and the responsibility to consider the independence factors specified under applicable law and any additional factors the compensation committee deems relevant. Our Compensation Committee charter can be found in the corporate governance section of our website at www.vandapharma.com.

Three directors comprised the Compensation Committee of the Board as of December 31, 2016: Mr. Milano (the Chairman of the Compensation Committee), Mr. Watkins and Mr. Bate. Mr. Bate became a member of the Compensation Committee upon the expiration of Mr. Pien’s term on June 16, 2015. The Compensation Committee met seven times during 2016.

The Board has determined that all members of the Compensation Committee are independent (as independence is currently defined in the NASDAQ listing standards). In addition, each of our directors serving on our Compensation Committee satisfies the heightened independence standards for members of a compensation committee under NASDAQ listing standards, each member of this committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Dr. Polymeropoulos, our Chief Executive Officer, and Mr. Kelly, our Chief Financial Officer, often participate in the Compensation Committee’s meetings. Neither of them participates in the determination of their own respective compensation or the compensation of directors. However, Dr. Polymeropoulos does make recommendations to the Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees, and he often participates in the Compensation Committee’s deliberations about their compensation. No other executive officers participate in the determination of the amount or form of the compensation for our executive officers or directors.

The Compensation Committee has retained Willis Towers Watson, a national compensation consulting firm, since November 2006. In December 2016, Willis Towers Watson presented a new executive compensation assessment to the Compensation Committee. Willis Towers Watson provided the Compensation Committee with data about the compensation paid by our peer group of companies and other employers who compete with the Company for executives, updated the Compensation Committee on new developments in areas that fall within the Compensation Committee’s jurisdiction and advised the Compensation Committee regarding matters related to its equity compensation program. The consultant serves at the pleasure of the Compensation Committee rather than the Company, and the consultant’s fees are approved by the Compensation Committee. In 2016, our Compensation Committee accessed the independence of Willis Towers Watson pursuant to applicable SEC rules and NASDAQ listing standards and concluded that the work of Willis Towers Watson has not raised any conflict of interest.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is or has ever been an officer or employee of the Company. No executive officer of the Company serves as a member of the Board or compensation committee of any other entity that has one or more executive officers serving as a member of our Board or our Compensation Committee.

Nominating/Corporate Governance Committee

Our Nominating/Corporate Governance Committee identifies, evaluates and recommends nominees to our Board and committees of our Board, conducts searches for appropriate directors, and evaluates the performance of our Board and of individual directors. Our Nominating/Corporate Governance Committee is also responsible for reviewing developments in corporate governance practices, evaluating the adequacy of our corporate governance practices and reporting and making recommendations to the Board concerning corporate governance matters. Our Nominating/Corporate Governance Committee charter can be found in the Corporate Governance section of our corporate website at www.vandapharma.com. Two directors comprised the Nominating/Corporate Governance Committee as of December 31, 2016: Mr. Watkins (the Chairman of the Nominating/Corporate Governance Committee) and Mr. Dugan. The Nominating/Corporate Governance Committee met four times during 2016.

The Nominating/Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements and having a general understanding of the Company’s industry. The Nominating/Corporate Governance Committee also considers other factors it deems appropriate, including, but not limited to:

•	the candidate’s relevant expertise and experience upon which to offer advice and guidance to management;

•	the candidate having sufficient time to devote to the affairs of the Company;

•	the candidate having a proven track record in his or her field;

•	the candidate’s ability to exercise sound business judgment;

•	the candidate’s commitment to vigorously represent the long-term interests of our stockholders;

•	whether or not a conflict of interest exists between the candidate and our business;

•	whether the candidate would be considered independent under applicable NASDAQ and SEC standards;

•	the current composition of the Board; and

•	the operating requirements of the Company.

In conducting this assessment, the committee considers diversity, age, skills, and such other factors as it deems appropriate given the then-current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. While diversity and variety of experiences and viewpoints represented on the Board should always be considered, the Nominating/Corporate Governance Committee believes that a director nominee should neither be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity.

In the case of incumbent directors whose terms of office are set to expire, the Nominating/Corporate Governance Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.

When there is a vacancy on the Board, the Nominating/Corporate Governance Committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems it appropriate, a professional search firm. The Nominating/Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating/Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

Pursuant to our Amended and Restated Corporate Governance Guidelines, which can be found in the Corporate Governance section of our corporate website at www.vandapharma.com, the Board shall nominate for election or reelection as director only candidates who have tendered, in advance of such nomination, an irrevocable, conditional resignation that will be effective only upon both (i) the failure to receive the required vote at the next stockholders’ meeting at which such person faces reelection and (ii) the Board’s acceptance of such resignation. In addition, the Board shall fill director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board, the same form of resignation tendered by other directors in accordance with the Amended and Restated Corporate Governance Guidelines.

Under the Amended and Restated Corporate Governance Guidelines, if an incumbent director fails to receive the required vote for reelection, the Nominating/Corporate Governance Committee will act on an expedited basis to determine whether to accept the director’s resignation, and it will submit its recommendation for prompt consideration by the Board. The Nominating/Corporate Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation.

The Nominating/Corporate Governance Committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by the Board or the Nominating/Corporate Governance Committee for consideration. If a stockholder of the Company wishes to recommend a director candidate for consideration by the Nominating/Corporate Governance Committee, the stockholder recommendation should be delivered to the Secretary of the Company at the principal executive offices of the Company pursuant to the terms and conditions of the Bylaws. The stockholder recommendation must, among other things, set forth:

•

for each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A promulgated under the Exchange Act, and such person’s written consent to serve as a director if elected;

•

as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (2) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner and a representation that the stockholder will notify the Company in writing of the class and number of such shares owned beneficially and of record as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (3) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees and (4) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such stockholder with respect to stock of the Company and whether any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made by or on behalf of such stockholder, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk of stock price changes for, such stockholder or to increase or decrease the voting power or pecuniary or economic interest of such stockholder with respect to stock of the Company;

•

any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company and a representation that the stockholder will notify the Company in writing of any such Derivative Instrument in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed;

•

a description of any agreement, arrangement or understanding with respect to the proposal of business between or among such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing and a representation that the stockholder will notify the Company in writing of any such agreements, arrangements or understandings in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed;

•

a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business; and

•

any other information that is required to be provided by the stockholder pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder in such stockholder’s capacity as a proponent of a stockholder proposal.

In addition, the Bylaws require that the stockholder recommendation shall set forth as to each person whom the stockholder proposes to nominate for election or reelection as a director (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class, series and number of shares of capital stock of the Company that are owned beneficially and of record by the person, (4) a statement as to the person’s citizenship, (5) the completed and signed representation and agreement described above, (6) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act, (7) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, (8) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person with respect to stock of the Company and whether any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made by or on behalf of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk of stock price changes for, such person or to increase or decrease the voting power or pecuniary or economic interest of such person with respect to stock of the Company, and (9) a written statement of the person such stockholder intends to nominate, that such person, if elected, intends to tender, promptly following such person’s election or re-election, an irrevocable resignation effective upon such person’s failure to receive the required vote for re-election at the next meeting at which such person would face re-election and upon acceptance of such resignation by the board of directors, in accordance with the Company’s Amended and Restated Corporate Governance Guidelines.

We believe that each of our directors and nominees brings a strong background and set of skills to our Board, giving the Board, as a whole, an appropriate balance of the knowledge, experience, attributes, skills and expertise. In addition, five of our six directors are independent under NASDAQ standards (Dr. Polymeropoulos, our Chief Executive Officer, being the only exception as he is an employee) and our Nominating/Corporate Governance Committee believes that all six directors are independent of the influence of any particular stockholder or group of stockholders whose interests may diverge from the interests of our stockholders as a whole. We believe that our directors have a broad range of personal characteristics including leadership, management, pharmaceutical, business, marketing and financial experience and abilities to act with integrity, with sound judgment and collegially, to consider strategic proposals, to assist with the development of our strategic plan and oversee its implementation, to oversee our risk management efforts and executive compensation and to provide leadership, to commit the requisite time for preparation and attendance at board and committee meetings and to provide required expertise on our board committees. As described above, the Nominating/Corporate Governance Committee has recommended the members of our Board for their directorships. In evaluating such directors, our Nominating/Corporate Governance Committee has reviewed the experience, qualifications, attributes and skills of our directors and nominees, including those identified in the biographical information set forth above in the section entitled “Election of Directors”. The Nominating/Corporate Governance Committee believes that the members of our Board offer insightful and creative views and solutions with respect to issues facing the Company. In addition, the Nominating/Corporate Governance Committee also believes that the members of our Board function well together as a group. The Nominating/Corporate Governance Committee believes that the above-mentioned attributes and qualifications, along with the leadership skills and other experiences of the members of the Board described in further detail above under the section entitled “Election of Directors,” provide the Company with the perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.

Separation of CEO and Chairman of the Board Roles

Our Board separates the positions of Chairman of the Board and Chief Executive Officer. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. The Board recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairman of the Board, particularly as the Board’ oversight responsibilities continue to grow. We believe that having separate positions and having an independent outside director serve as Chairman of the Board is the appropriate leadership structure for the Company at this time.

Meetings of the Board of Directors

The Board met nine times during 2016. Each director attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served that were held during the period for which he was a director or committee member.

Director Attendance at Annual Meetings of Stockholders

Directors are encouraged, but not required, to attend our annual stockholder meetings. All of the then-serving directors attended our 2016 annual meeting of stockholders.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board, including the independent members of the Board, by sending a letter to Vanda Pharmaceuticals Inc., 2200 Pennsylvania Avenue, Suite 300E, Washington, D.C. 20037, Attn: Secretary. Each such communication should set forth (1) the name and address of such stockholder, as they appear on the Company’s books and, if the shares of the Company’s stock are held by a nominee, the name and address of the beneficial owner of such shares, and (2) the number of shares of the Company’s stock that are owned of record by such record holder and beneficially by such beneficial owner. The Secretary will review all communications from stockholders, but may, in his sole discretion, disregard any communication that he believes is not related to the duties and responsibilities of the Board. If deemed an appropriate communication, the Secretary will submit a stockholder communication to a chairman of a committee of the Board, or a particular director, as appropriate.

Code of Ethics and Business Conduct

The Company has adopted the Vanda Pharmaceuticals Inc. Code of Ethics and Business Conduct that applies to all directors, officers and employees. This code is available in the Corporate Governance section of our corporate website at www.vandapharma.com. If we make any substantive amendments to this code or grant any waiver from a provision of the code to any applicable executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Risk Oversight

Our Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our Company, our Board provides oversight to address the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with the Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

Each committee of our Board also oversees the management of the Company’s risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Financial Officer reports to the Audit Committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its oversight role, our Audit Committee meets privately with representatives from our independent registered public accounting firm and our Chief Financial Officer.

The oversight of risk within the Company is an evolving process requiring the Company to continually look for opportunities to further embed systematic enterprise risk management into ongoing business processes within the Company. The Board encourages management to continue to drive this evolution.

Employee Compensation Risks

As part of its oversight of the Company’s executive compensation program, the Compensation Committee considers the impact of the Company’s executive compensation program, and the incentives created by the compensation awards that it administers, on the Company’s risk profile. In addition, the Company’s human resources, finance and legal staff reviews the Company’s compensation policies and procedures for all employees, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether such policies and procedures are reasonably likely to have a material adverse risk on the Company. The Compensation Committee has considered such review and has determined that, for all employees, our Company’s compensation programs are not reasonably likely to have a material adverse effect on the Company.

Compensation of Directors

Pursuant to our non-employee director compensation program, each member of our Board who is not our employee receives a $25,000 annual fee as well as $2,500 for each board meeting attended in person ($1,250 for meetings attended by telephone). The Chairman of the Board receives an additional annual fee of $10,000, the chair of the Audit Committee receives an additional $10,000 annual fee and the chair of the other committees receives an additional $5,000 annual fee. Each director receives $1,000 for each meeting of any committee of the Board attended in person or by telephone other than committee meetings that are held concurrently with a Board meeting.

Under the director compensation program, each new non-employee director member of our Board receives an option to purchase 35,000 shares of our common stock upon election, and each member of our Board who is not our employee will also receive, upon the conclusion of each annual meeting of our stockholders, an option to purchase 15,000 shares of our common stock. The stock option granted upon election vests and becomes exercisable in equal monthly installments over a period of four years from the date of the grant, except that in the event of a change in control or a director’s death or disability, the option will accelerate and become immediately exercisable. Each annual stock option vests and becomes exercisable in equal monthly installments over a period of one year from the date of grant, except that in the event of a change in control or a director’s death or disability, the option will accelerate and become immediately exercisable. All of these options have an exercise price equal to the fair market value of our common stock on the date of the grant.

The Board did not make any changes to our non-employee director compensation program in 2016.

2016 Director Compensation

The following table shows the compensation earned by each of our non-employee directors for the year ended December 31, 2016:

Name	Fees earned or paid in cash	Option awards(1)	Total
Kenneth M. Bate	$41,000	$88,050	$129,050
Michael F. Cola	$42,750	$88,050	$130,800
Richard W. Dugan	$59,250	$88,050	$147,300
Vincent J. Milano	$55,000	$88,050	$143,050
Howard H. Pien(2)	$13,719	$—	$13,719
H. Thomas Watkins	$62,250	$88,050	$150,300

(1)

Reflects the aggregate grant date fair value of options granted during the fiscal year calculated in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 2 and Note 16 to our audited consolidated financial statements included in the Annual Report. Our directors will not realize the estimated value of these awards until the awards are vested, exercised and the underlying shares are sold.

(2)	Mr. Pien’s term expired on June 16, 2016.

The following table describes the options that we have granted to our non-employee directors that were outstanding as of December 31, 2016:

Name	Date of Grant	Number of Options Granted	Exercise Price per Share	Grant Date Fair Value Per Share(1)	Aggregate Number of Options Outstanding as of December 31, 2016
Kenneth M. Bate	December 17, 2015	35,000	$9.38	$5.08
	June 16, 2016	15,000	$10.93	$5.87	50,000	(2)
Michael F. Cola	June 14, 2012	35,000	$4.15	$2.52
	June 20, 2013	15,000	$8.39	$4.81
	May 22, 2014	15,000	$10.44	$6.00
	June 18, 2015	15,000	$13.03	$7.43
	June 16, 2016	15,000	$10.93	$5.87	95,000	(3)
Richard W. Dugan	May 16, 2007	15,000	$19.59	$13.50
	May 8, 2008	15,000	$4.98	$3.16
	August 27, 2009	15,000	$14.78	$9.32
	June 3, 2010	15,000	$7.38	$4.62
	June 16, 2011	15,000	$7.11	$4.65
	June 14, 2012	15,000	$4.15	$2.52
	June 20, 2013	15,000	$8.39	$4.81
	May 22, 2014	15,000	$10.44	$6.00
	June 18, 2015	15,000	$13.03	$7.43
	June 16, 2016	15,000	$10.93	$5.87	150,000	(4)
Vincent J. Milano	April 21, 2010	35,000	$10.89	$6.87
	June 3, 2010	15,000	$7.38	$4.62
	June 16, 2011	15,000	$7.11	$4.65
	June 14, 2012	15,000	$4.15	$2.52
	June 20, 2013	15,000	$8.39	$4.81
	May 22, 2014	15,000	$10.44	$6.00
	June 18, 2015	15,000	$13.03	$7.43
	June 16, 2016	15,000	$10.93	$5.87	140,000	(5)
H. Thomas Watkins	May 16, 2007	15,000	$19.59	$13.50
	May 8, 2008	15,000	$4.98	$3.16
	August 27, 2009	15,000	$14.78	$9.32
	June 3, 2010	15,000	$7.38	$4.62
	June 16, 2011	15,000	$7.11	$4.65
	June 14, 2012	15,000	$4.15	$2.52
	June 20, 2013	15,000	$8.39	$4.81
	May 22, 2014	15,000	$10.44	$6.00
	June 18, 2015	15,000	$13.03	$7.43
	June 16, 2016	15,000	$10.93	$5.87	150,000	(6)

(1)

Reflects the grant date fair value per share of options granted calculated in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 2 and Note 16 to our audited consolidated financial statements included in the Annual Report.

(2)	16,250 options were vested as of December 31, 2016.

(3)	87,500 options were vested as of December 31, 2016.

(4)	142,500 options were vested as of December 31, 2016.

(5)	132,500 options were vested as of December 31, 2016.

(6)	142,500 options were vested as of December 31, 2016.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, as our independent auditors for the year ending December 31, 2017, and has further directed that management submit the selection of independent auditors for ratification by our stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited our financial statements and has attested to the effectiveness of our internal control over financial reporting since we commenced operations in March 2003. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Bylaws nor other governing documents or laws require stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee of our Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

In order for Proposal 2 to pass, holders of a majority of all those outstanding shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting must vote “FOR” Proposal 2. Abstentions and broker non-votes will be counted towards a quorum; however, they will not be counted either “FOR” or “AGAINST” the proposal and will have no effect on the proposal. Because the ratification of the appointment of the independent registered public accounting firm is a matter on which a bank, broker or other nominee is generally empowered to vote, no broker non-votes are expected to exist in connection with this matter.

Independent Registered Public Accounting Firm’s Fees

The following table represents aggregate fees billed to Vanda for the years ended December 31, 2016 and 2015, by PricewaterhouseCoopers LLP, our principal accountant.

	Year ended December 31,
	2016	2015
Audit fees(1)	$622,909	$639,758
Audit-related fees	—	—
Tax fees	—	—
All other fees	3,600	3,600

Total fees	$626,509	$643,358

(1)

The fees billed or incurred by PricewaterhouseCoopers LLP for professional services rendered in connection with the annual audit of our consolidated financial statements and the effectiveness of internal control over financial reporting for the years ended December 31, 2016 and 2015 also include the review of our quarterly financial statements included in our quarterly reports on Form 10-Q, the consents issued for our registration statements, and the statements included in our filings with the SEC regarding our public offerings of common stock.

All fees described above were pre-approved by the Audit Committee in accordance with applicable SEC requirements.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services rendered by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The Audit Committee can pre-approve specified services in defined categories of audit services, audit-related services and tax services up to specified amounts, as part of the Audit Committee’s approval of the scope of the engagement of PricewaterhouseCoopers LLP or on an individual case-by-case basis before PricewaterhouseCoopers LLP is engaged to provide a service. All services rendered by PricewaterhouseCoopers LLP were pre-approved by the Audit Committee.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE IN FAVOR OF PROPOSAL 2.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with our management the audited consolidated financial statements of the Company and “Management’s Report on Internal Control over Financial Reporting” in Item 9A included in the Annual Report.

The Audit Committee has also reviewed and discussed with PricewaterhouseCoopers LLP (“PwC”) the audited financial statements in the Annual Report. In addition, the Audit Committee discussed with PwC those matters required to be discussed with the auditors under Public Company Accounting Oversight Board (the “PCAOB”) Audit Standard No. 1301, Communications with Audit Committees. Additionally, PwC provided to the Audit Committee the written disclosures required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and discussed with the Audit Committee PwC’s independence.

Based upon the review and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report for filing with the SEC. We have selected PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2017, and have approved submitting the selection of the independent registered public accounting firm for ratification by the stockholders.

Submitted by the following members of the Audit Committee:

Richard W. Dugan, Chairman

Michael F. Cola

Vincent J. Milano

The material in this Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Vanda under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our common stock as of April 21, 2017, by:

•	each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;

•	our named executive officers;

•	each of our directors; and

•	all current executive officers and directors as a group.

The table below is based upon information supplied by executive officers, directors and principal stockholders and Schedule 13Gs and 13Ds filed with the SEC through April 21, 2017.

Percentage of shares beneficially owned is based on 44,552,263 shares of common stock outstanding as of April 21, 2017.

For purposes of the table below, we deem shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 21, 2017 and common stock subject to restricted stock unit awards (“RSUs”) that will vest within 60 days of April 21, 2017 to be outstanding and to be beneficially owned by the person holding the options, warrants or RSUs for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, the persons or entities in this table have sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable.

Name and address of beneficial owner(1)	Number of shares beneficially owned	Percentage of shares beneficially owned
5% Stockholders (other than our executive officers and directors)
Palo Alto Investors, LLC(2) 470 University Avenue Palo Alto, CA 94301	4,203,270	9.4%
BlackRock, Inc.(3) 40 East 52nd Street New York, NY 10022	3,780,456	8.5%
James Flynn(4) 780 Third Avenue, 37th Floor New York, NY 10017	3,424,676	7.7%
Great Point Partners, LLC(5) 165 Mason Street, 3rd Floor Greenwich, CT 06830	2,216,216	5.0%
Named Executive Officers and Directors
Paolo Baroldi, M.D., Ph.D.(6)	312,696	*
Kenneth M. Bate(7)	28,125	*
Michael F. Cola(8)	95,000	*
Richard W. Dugan(9)	155,770	*
Richard L. Gulino(10)	102,432	*
James P. Kelly(11)	449,929	1.0%
Vincent J. Milano(12)	140,000	*
Mihael H. Polymeropoulos, M.D.(13)	2,267,368	4.9%
Gian Piero Reverberi(14)	113,332	*
H. Thomas Watkins(15)	150,000	*
All current directors and executive officers as a group (10 persons)(16)	3,562,536	7.6%

*	Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)	Unless otherwise indicated, the address for each beneficial owner is c/o Vanda Pharmaceuticals Inc., 2200 Pennsylvania Avenue, Suite 300E, Washington, D.C. 20037.

(2)

Based on Schedule 13G/A filed on January 13, 2017, this amount represents 4,203,270 shares held of record by Palo Alto Investors, LLC (“PAI”). PAI is a registered investment advisor and is the general partner and investment advisor Palo Alto Healthcare Master Fund II, L.P. (“Healthcare Master II”) and other investment limited partnerships and is the investment advisor to other investment funds. PAI’s clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the common stock. No individual client other than Healthcare Master II separately holds more than five percent of the outstanding common stock. Healthcare Master II disclaims beneficial ownership of all the shares held by PAI. Dr. Patrick Lee, M.D. and Dr. Anthony Joonkyoo Yun, M.D., as co-managers of PAI, may be deemed to beneficially own the shares held by PAI. Dr. Lee and Dr. Yun disclaim beneficial ownership of all the shares held by PAI.

(3)	Based on Schedule 13G/A filed on January 27, 2017 by BlackRock, Inc., this amount represents 3,780,456 shares held of record by BlackRock, Inc., including such shares held by BlackRock Fund Advisors.

(4)

Based on the Schedule 13G/A filed on February 14, 2017, this amount represents 516,421 shares held of record by Deerfield Special Situations Fund, L.P. (“DSSF”), 1,279,631 shares held of record by Deerfield Partners, L.P. (“DP”) and 1,628,624 shares of common stock held by Deerfield International Master Fund, L.P. (“DIMF”). Deerfield Mgmt, L.P. (“DM”) is the general partner of, and Deerfield Management Company, L.P. (“DMC”) is the investment advisor for, each of DP, DIMF and DSSF. DM, DMC and James E. Flynn may be deemed to be the beneficial owner of shares held by DP, DIMF and DSSF.

(5)

Based on the Schedule 13G filed on February 17, 2017, this amount represents 611,676 shares of common stock held by Biomedical Value Fund, L.P. (“BVF”), 939,676 shares of common stock held by Biomedical Offshore Value Fund, Ltd. (“BOVF”) and 664,864 shares of common stock held by GEF-SMA, L.P. (“GEF-SMA”). Great Point Partners, LLC (“Great Point”) is the investment manager of each of BVF, BOVF and GEF-SMA and by virtue of such status may be deemed to be the beneficial owner of the shares held by BVF, BOVF and GEF-SMA. Each of Dr. Jeffrey R. Jay, M.D., as senior managing member of Great Point, and Mr. David Kroin, as special managing member of Great Point, has voting and investment power with respect to the shares held by BVF, BOVF and GEF-SMA, and therefore may be deemed to be the beneficial owner of the shares held by BVF, BOVF and GEF-SMA.

(6)	Includes 258,331 shares subject to options exercisable within 60 days of April 21, 2017. Dr. Baroldi resigned as an officer and employee of the Company effective March 22, 2017.

(7)	Includes 28,125 shares subject to options exercisable within 60 days of April 21, 2017. Excludes 21,875 shares subject to options that are not exercisable within 60 days of April 21, 2017.

(8)	Includes 95,000 shares subject to options exercisable within 60 days of April 21, 2017.

(9)	Includes 150,000 shares subject to options exercisable within 60 days of April 21, 2017.

(10)

Includes 93,332 shares subject to options exercisable within 60 days of April 21, 2017. Excludes 196,668 shares subject to options that are not exercisable within 60 days of April 21, 2017 and 90,000 shares of common stock underlying RSUs that do not vest within 60 days of April 21, 2017.

(11)

Includes 380,208 shares subject to options exercisable within 60 days of April 21, 2017. Excludes 142,292 shares subject to options that are not exercisable within 60 days of April 21, 2017 and 107,500 shares of common stock underlying RSUs that do not vest within 60 days of April 21, 2017.

(12)	Includes 140,000 shares subject to options exercisable within 60 days of April 21, 2017.

(13)

Includes 1,425,520 shares subject to options exercisable within 60 days of April 21, 2017. Excludes 449,480 shares subject to options that are not exercisable within 60 days of April 21, 2017 and 293,750 shares of common stock underlying RSUs that do not vest within 60 days of April 21, 2017.

(14)

Includes 93,332 shares subject to options exercisable within 60 days of April 21, 2017. Excludes 196,668 shares subject to options that are not exercisable within 60 days of April 21, 2017 and 90,000 shares of common stock underlying RSUs that do not vest within 60 days of April 21, 2017.

(15)	Includes 150,000 shares subject to options exercisable within 60 days of April 21, 2017.

(16)

Includes 2,595,413 shares subject to options exercisable within 60 days of April 21, 2017 held by our current executive officers and directors. Excludes 1,147,400 shares subject to options that are not exercisable within 60 days of April 21, 2017 and 687,500 shares of common stock underlying RSUs that do not vest within 60 days of April 21, 2017. Excludes shares subject to options held by Dr. Baroldi as a result of his resignation effective March 22, 2017.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and certain holders of more than 10% of our common stock to file reports regarding their ownership and changes in ownership of our securities with the SEC, and to furnish us with copies of all Section 16(a) reports that they file.

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us and written representations provided to us by all of our directors and executive officers and certain of our greater than 10% stockholders, we believe that during the year ended December 31, 2016, our directors, executive officers, and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements.

EXECUTIVE OFFICERS

The names of the current executive officers of Vanda and certain information about each of them as of the Record Date, are set forth below:

Executive Officers

Mihael H. Polymeropoulos, M.D. — For biographical information, see “Proposal 1: Election of Directors — Continuing Directors Not Standing for Election — Class III Directors (Terms Expire in 2020).”

James P. Kelly, age 51, has served as our Executive Vice President, Chief Financial Officer and Treasurer since February 2017. Previously, Mr. Kelly served as our Senior Vice President, Chief Financial Officer and our Treasurer from December 2010 through February 2017 and our Secretary from December 2010 to September 2015. Prior to joining us, Mr. Kelly was Vice President and Controller at MedImmune, a biotechnology subsidiary of the AstraZeneca Group. Mr. Kelly joined MedImmune in 2006 as Director of Sales and Marketing Finance. From 2000 through 2005, Mr. Kelly was at Biogen Idec serving in research and development finance roles of increasing responsibility, most recently as the Director of Planning and Operations. From 1997 to 2000, Mr. Kelly was a member of the corporate finance team at Aetna Inc. which was responsible for mergers and acquisitions and treasury management. Mr. Kelly began his life sciences career in 1991 with Janssen Pharmaceuticals, a division of Johnson & Johnson. Mr. Kelly is a CFA charterholder and a member of the Association of Bioscience Financial Officers. He received his Bachelor of Sciences degree in Business Administration from the University of Vermont and his Master of Business Administration degree from Cornell University.

Richard L. Gulino, age 54, has served as our Senior Vice President, General Counsel and Secretary since September 2015. Prior to joining us, Mr. Gulino was Vice President and General Counsel of Ameritox, Ltd., a clinical drug testing laboratory, from June 2012 to August 2014. Mr. Gulino joined Ameritox in 2012 as its first General Counsel. From November 2006 to February 2012, Mr. Gulino was Vice President and Deputy General Counsel at Cephalon, Inc., a global biopharmaceutical company specializing in discovering, developing and marketing novel central nervous system, pain and oncology medications, where he led the corporate/commercial legal function. Mr. Gulino joined Cephalon as Corporate Counsel in 1999. From 1992 to 1999, Mr. Gulino served as a commercial attorney at Zeneca, Inc. Mr. Gulino began his legal career in private practice in Washington, D.C. Mr. Gulino received his Bachelor of Arts degree in history from Colgate University and his Juris Doctor degree with high honors from Duke University School of Law.

Gian Piero Reverberi, age 51, has served as our Senior Vice President, Chief Commercial Officer since April 2016 and served as our Senior Vice President, Acting Chief Commercial Officer and European General Manager from December 2015 to April 2016. Mr. Reverberi was previously our Senior Vice President and European General Manager since September 2015. Prior to joining us, Mr. Reverberi served as Senior Vice President, International Specialty Pharma at Shire Pharmaceuticals, with responsibility for Shire’s specialty pharma business in EMEA, Canada, Australia, Japan, Asia Pacific and Latin America. In addition to his International Specialty Pharma responsibilities, from 2009 to 2013, Mr. Reverberi led Shire’s Internal Medicine Global Business Unit where his responsibilities included the management of the U.S. Sales and Marketing teams. Prior to this position, he was General Manager, Italy at Shire. Before joining Shire, Mr. Reverberi spent 10 years with Eli Lilly in Italy and the U.S. where he held several commercial positions including Business Unit Director (Diabetes Care) in Italy, District Manager and Business Development Leader in the U.S. Earlier in his career, Mr. Reverberi held finance positions in the U.S. and Italy with both Eli Lilly and IBM. Mr. Reverberi received his degree in Economics and Business Administration from Sapienza University of Rome and a Master in Business Administration from SDA Bocconi in Milan.

Gunther Birznieks, age 48, has served as our Senior Vice President, Business Development since March 2017 and served as our Vice President, Head of Business Development from March 2010 to March 2017. Prior to

March 2010, Mr. Birznieks held a number of positions within Vanda, including Clinical Program Head of the tasimelteon and VSF-173 programs, Head of Informatics and in Singapore as Head of Operations. Mr. Birznieks previously spent the majority of his career in the areas of healthcare and biomedical informatics including bioinformatics support for microarray and genotyping projects with the Human Genome Project at NHGRI. Prior to joining us, Mr. Birznieks founded Extropia Pte. Ltd., a Singaporean company which specialized in business and investment banking applications. Mr. Birznieks has published four books on computer technologies as well as numerous articles and talks on information security, programming, and software development life cycle. Mr. Birznieks received his Bachelor of Arts degree in psychology and his Masters of Science degree in computer science from Johns Hopkins University.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

This section discusses the principles underlying our executive compensation decisions related to fiscal year 2016 and the most important factors relevant to an analysis of these decisions. It provides information regarding the manner and context in which compensation is awarded to and earned by our executive officers who are named in the “2016 Summary Compensation Table” below, referred to herein as our “named executive officers,” and places in perspective the data presented in the tables and other quantitative information that follows this section.

Our “named executive officers” for 2016 are:

Named Executive Officer	Current Title	Relationship with Vanda

Mihael H. Polymeropoulos, M.D.	President and Chief Executive Officer	President, Chief Executive Officer and a Director since co-founding Vanda in May 2003

James P. Kelly	Executive Vice President, Chief Financial Officer and Treasurer	Executive Vice President, Chief Financial Officer and Treasurer since March 2017; Senior Vice President, Chief Financial Officer, Treasurer December 2010 through February 2017; Secretary December 2010 through September 2015

Paolo Baroldi, M.D., Ph.D.	Former Senior Vice President, Chief Medical Officer	Dr. Baroldi resigned effective March 22, 2017; Senior Vice President, Chief Medical Officer from April 2013 through March 22, 2017; served as a consultant in the role of acting Chief Medical Officer from October 2012 through April 2013

Gian Piero Reverberi	Senior Vice President, Chief Commercial Officer	Senior Vice President, Chief Commercial Officer since April 2016; served as Senior Vice President, Acting Chief Commercial Officer and European General Manager from December 2015 through April 2016; served as Senior Vice President and European General Manager since September 2015

Richard L. Gulino	Senior Vice President, General Counsel and Secretary	Senior Vice President, General Counsel and Secretary since September 2015

Executive Summary

The following provides a brief overview of the more detailed disclosure set forth in this Compensation Discussion and Analysis.

Business Performance Summary

Vanda is a global biopharmaceutical company focused on the development and commercialization of innovative therapies to address high unmet medical needs and improve the lives of patients. Key highlights of 2016 included:

•	Growth of total revenues to $146.0 million for the full year 2016, compared to $109.9 million for the full year 2015.

•	Net product sales of $74.3 million for Fanapt® (iloperidone) for the full year 2016, compared to $65.6 million for the full year 2015.

•	Net product sales of $71.7 million for HETLIOZ® (tasimelteon) for the full year 2016, compared to $44.3 million for the full year 2015.

•

The Delaware District Court ruled that Roxane Laboratories, Inc.’s (Roxane) proposed generic version of Fanapt® infringed two of Vanda’s patents and issued an injunction barring Roxane from marketing its product until November 2, 2027.

•	HETLIOZ® became available in Germany, representing the first launch of HETLIOZ® outside of the U.S.

•

The U.S. Food and Drug Administration (the FDA) approved Vanda’s supplemental New Drug Application (sNDA) for Fanapt®, modifying and expanding the prescribing information to describe the effectiveness of Fanapt® as a maintenance treatment for schizophrenia in adults.

•

Vanda advanced its clinical development program with the initiation of two new HETLIOZ® studies – a randomized study for the treatment of Jet Lag Disorder and a Pediatric PK study, as well as two new tradipitant studies – a randomized study for the treatment of chronic pruritus in patients with atopic dermatitis and a randomized study for the the treatment of gastroparesis.

•	Cash, cash equivalents and marketable securities were $141.3 million at December 31, 2016.

Compensation Program Philosophy

Our Compensation Committee has determined that our executive compensation program generally targets the executive team’s base salaries and total target cash compensation to the 50th percentile of similarly situated named executive officers at our peer group companies and the executive team’s total equity compensation to roughly the 66th percentile of similarly situated named executive officers at our peer group companies. Our Compensation Committee may exceed the target percentiles for certain of our named executive officers based on extraordinary performance. Our Compensation Committee believes that these targets are aligned with competitive market practices, thus enabling us to recruit and retain the talent needed to deliver on our business strategy. In addition, this competitive positioning allows for alignment with a pay-for-performance philosophy with premium levels of cash compensation only awarded for performance that exceeds target levels for pre-determined business and individual goals and equity awards that are a key component of the total rewards package. Our 2016 executive compensation program advances this philosophy.

Objectives of Compensation Program

Our executive compensation program is designed to attract, as needed, individuals with the skills necessary for us to achieve our business plan, to reward those individuals fairly over time, and to retain those individuals who continue to perform at or above our expectations.

Compensation Components

As is the case with most companies of our size and stage in the biopharmaceutical industry, our executive compensation program has three primary components — base salary, an annual cash incentive plan and equity awards.

•

Base Salary.    We fix the base salary of each of our named executive officers at a level we believe enables us to hire and retain individuals in a competitive environment and rewards satisfactory individual performance and a satisfactory level of contribution to our overall business goals. We take into account the base salaries paid by similarly situated companies in our peer group and the other factors discussed below.

•

Cash Incentive Awards.    We provide annual cash incentive awards that are based upon the achievement of corporate and individual performance goals established by our Compensation Committee. These cash incentive awards are designed to focus our named executive officers on achieving key clinical, regulatory, commercial, operational, strategic and/or financial objectives within a yearly time horizon, as described in more detail below.

•

Equity Awards.    We use stock options and RSUs to reward long-term performance. These equity awards are intended to provide significant incentive value for each named executive officer if the Company’s performance is outstanding and the named executive officer remains with the Company, and align named executive officer pay with long-term stockholder interests.

We view these primary components of our executive compensation program as related but distinct. While our Compensation Committee reviews total combined cash and equity compensation, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. Historically, we have utilized equity awards as the primary motivator in attracting and retaining named executive officers, and salary and cash incentive awards as secondary considerations. Our 2016 executive compensation program continued an effort begun in 2013 to reduce the executive team’s total equity compensation to roughly the 66th percentile of similarly situated named executive officers at our peer group companies and increase the executive team’s base salary and total cash compensation to a target aligned with the 50th percentile or, in some cases, higher of similarly situated named executive officers at our peer group companies.

In addition to the primary components of compensation described above, we provide our named executive officers with employee benefits that are generally available to all of our salaried employees. These benefits include health and medical benefits, flexible spending plans, matching 401(k) contributions and group life and disability insurance. In addition, we provide reimbursement for certain parking expenses and allowance for housing expenses.

We have also entered into agreements with each of our named executive officers under which they are provided certain benefits in the event their employment is terminated by the Company without cause or by the named executive officer for good reason, including following a change-in-control of the Company. We provide these benefits to help keep members of our management team focused on the Company’s business and strategic plans even if the named executive officer were to face the distraction of potential employment termination or acquisition of the Company.

Compensation Procedures

Our Compensation Committee’s current policy is to annually perform a strategic review of our named executive officers’ cash compensation and equity holdings to determine whether they provide adequate incentives and motivation to our named executive officers and whether they adequately compensate our named executive officers relative to comparable officers in other similarly-sized biopharmaceutical companies. Compensation Committee meetings typically have included, for all or a portion of each meeting, not only the committee members but also our Chief Executive Officer and, from time to time, our Chief Financial Officer.

Our Compensation Committee also regularly meets in executive session without any of our officers or other employees present. For compensation decisions, including decisions regarding the grant or award of equity compensation to named executive officers (other than our Chief Executive Officer), our Compensation Committee solicits and considers the recommendations of our Chief Executive Officer.

Our Compensation Committee has the authority under its charter to select and retain, and is directly responsible for the appointment, compensation and oversight of, compensation consultants or any other third party it retains to assist in the evaluation of director and officer compensation as well as any other compensation matters. Our Compensation Committee has engaged Willis Towers Watson, a consulting firm specializing in executive compensation, as its independent compensation consultant. In connection with our Compensation Committee’s 2016 named executive officer compensation decisions, Willis Towers Watson reviewed and advised on all principal aspects of our executive compensation program and performed the following services:

•

conducted a competitive assessment of the Company’s then current executive compensation arrangements, including analyzing peer group proxy statements, compensation survey data, and other publicly available data;

•	provided recommendations regarding the composition of the Company’s peer group; and

•	reviewed and advised on total compensation, including base salaries, and short- and long-term incentives, including equity awards.

Summary of Compensation Program Changes

Given our transition from a non-commercial to a commercial company over the past several years, the Compensation Committee requested a comprehensive review by Willis Towers Watson of our compensation programs and practices in 2015 and 2016. As part of this transition, we revised our compensation philosophy, which has historically targeted cash compensation at the 25th percentile and equity compensation at the 75th percentile of peer companies, with a total compensation mix targeting the 50th percentile of peer companies. Recognizing the maturity of our organization and the need to retain talent with commercial experience, in 2013 we adopted a new compensation philosophy which we have utilized since 2013 and is described below.

In 2016, we made certain changes to our compensation program, which we have summarized in the table below. We believe these changes will enable us to continue to recruit, retain and engage the executive talent needed to execute on our strategic plan going forward while balancing pay for performance.

	2015 Program Elements and Actions	2016 Program Elements and Actions

Compensation Philosophy

•      Base Compensation: 50th percentile — provides “competitive,” but not “premium” base pay levels

•      Target Cash Compensation: 50th percentile — provides “competitive” cash compensation at target; opportunity for greater than market “competitive” cash compensation if performance exceeds target

•      Long-Term Incentives: 66th percentile — establishes grant guidelines based on a fixed number of shares while recognizing a burn rate target agreed upon by the Compensation Committee

Compensation philosophy consistent with 2015

Peer Group	Peer group remained the same except for one removal due to acquisition (as described below)	Peer group changed substantially from 2015 to 2016 to align us with appropriate peers based on size and life stage (described further below)

Base Salary	Executives received base salary increases ranging from 3% to 4% annually consistent with our compensation philosophy	Executives received base salary increases ranging from 3% to 4% annually consistent with our compensation philosophy

Target Bonus and Target Total Cash Compensation	No changes made	No changes made

Long-Term Incentives	Consistent with 2014, targeting 66th percentile consistent with compensation philosophy	Consistent with 2015, targeting 66th percentile consistent with compensation philosophy

Peer Group

As discussed above, in an effort to provide competitive total compensation to our named executive officers in connection with our revised compensation philosophy, our Compensation Committee, in consultation with Willis Towers Watson, annually reviews our executive compensation program, including base salary, total cash compensation and equity awards, in part, based on compensation paid or awarded by a peer group of biopharmaceutical companies recommended by Willis Towers Watson and approved by our Compensation Committee.

In identifying a peer group for us in December 2015 for purposes of providing data for use in connection with the development of our 2016 executive compensation program, including the equity grants made in February 2016, Willis Towers Watson considered such factors as stage of product development and commercialization, product pipeline, location, market capitalization, revenue, employee headcount and therapeutic focus. The following 13 organizations, which are referred to herein as our “2016 peer group,” were identified:

Aegerion Pharmaceuticals, Inc.	Lexicon Pharmaceuticals, Inc.	Rigel Pharmaceuticals, Inc.

AMAG Pharmaceuticals, Inc.	MacroGenetics, Inc.	Sunesis Pharmaceuticals, Inc.

BioCryst Pharmaceuticals, Inc.	Omeros Corporation	Supernus Pharmaceuticals, Inc.

DepoMed Inc.	OncoMed Pharmaceuticals, Inc.

Intra-Cellular Therapies, Inc.	Progenics Pharmaceuticals Inc.

In identifying a peer group for us in March 2017 for purposes of providing data for use in connection with the development of our 2017 executive compensation program, Willis Towers Watson considered such factors as stage of product development and commercialization, product pipeline, location, market capitalization, revenue, employee headcount and therapeutic focus. The following 19 organizations, which are referred to herein as our “2017 peer group,” were identified:

Acorda Therapeutics Inc.	DepoMed Inc.	Retrophin, Inc.

AMAG Pharmaceuticals Inc.	Insys Therapeutics Inc.	Rockwell Medical, Inc.

Amarin Corp Plc	Lexicon Pharmaceuticals, Inc.	Spectrum Pharmaceuticals, Inc.

Ariad Pharmaceuticals, Inc.	MacroGenetics, Inc.	VIVUS Inc.

BioCryst Pharmaceuticals, Inc.	The Medicines Company	Supernus Pharmaceuticals, Inc.

Concordia Healthcare Corp.	Pacira Pharmaceuticals, Inc.

Corcept Therapeutics Incorporated	Pernix Therapeutics, Inc.

Base Salary

In December 2015, in connection with its annual compensation review for purposes of setting 2016 executive compensation, our Compensation Committee reviewed the market data from the 2016 peer group contained in a Willis Towers Watson report and discussed with Dr. Polymeropoulos the Company’s and each named executive officer’s performance during 2015 and his recommendation regarding the base salary of the Company’s named executive officers (other than himself) serving as of such date. Based on this review and our Compensation Committee’s desire to maintain our compensation policy by maintaining our executive team’s base salary at the 50th percentile of the base salary paid to similarly situated officers at our peer group companies, our Compensation Committee determined to increase the 2016 base salaries of its named executive officers as follows:

Name	2015 Base Salary		2016 Base Salary		Percentage Increase
Mihael H. Polymeropoulos, M.D.	$600,000		$618,000		3.0%
James P. Kelly	$375,000		$390,000		4.0%
Paolo Baroldi, M.D., Ph.D.(1)	$375,000		$386,000		2.9%
Gian Piero Reverberi	$451,536	(2)	$451,536	(2)	0.0%
Richard L. Gulino	$325,000		$325,000		0.0%

(1)	Dr. Baroldi resigned effective March 22, 2017.

(2)

Mr. Reverberi’s employment agreement is denominated in Swiss francs. For the purposes of this disclosure, amounts shown have been converted to United States dollars based on a conversion rate of one Swiss franc to 0.9816 United States dollars, the exchange rate at December 31, 2016.

In December 2016, in connection with its annual compensation review for purposes of setting 2017 executive compensation, our Compensation Committee reviewed the market data from the 2017 peer group contained in a Willis Towers Watson report and discussed with Dr. Polymeropoulos the Company’s and each named executive officer’s performance during 2016 and his recommendation regarding the base salary of the Company’s named executive officers (other than himself) serving as of such date. Based on this review and our Compensation Committee’s desire to maintain our compensation policy by maintaining our executive team’s base salary at or slightly above the 50th percentile of the base salary paid to similarly situated officers at our peer group companies, our Compensation Committee determined to increase the 2017 base salaries of its named executive officers as follows:

Name	2016 Base Salary		2017 Base Salary		Percentage Increase
Mihael H. Polymeropoulos, M.D.	$618,000		$675,000		9.2%
James P. Kelly	$390,000		$465,000		19.2	%(1)
Paolo Baroldi, M.D., Ph.D.(2)	$386,000		$398,000		3.1%
Gian Piero Reverberi	$451,536	(3)	$465,278	(3)	3.0%
Richard L. Gulino	$325,000		$345,000		6.2%

(1)	Mr. Kelly was promoted to Executive Vice President, Chief Financial Officer and Treasurer effective March 1, 2017.

(2)	Dr. Baroldi resigned effective March 22, 2017.

(3)

Mr. Reverberi’s employment agreement is denominated in Swiss francs. For the purposes of this disclosure, amounts shown have been converted to United States dollars based on a conversion rate of one Swiss franc to 0.9816 United States dollars, the exchange rate at December 31, 2016.

Cash Incentive Awards

The target levels of the annual cash incentive awards for our named executive officers were initially established as part of their respective individual employment agreements. Each of these employment agreements provide that the named executive officer will receive an annual cash incentive award determined at the discretion of our Compensation Committee based on our Company’s performance against its objectives and individualized objective and subjective criteria, with a target award amount equal to a percentage of their respective base salary. The award criteria are established by our Compensation Committee on an annual basis, and include specific qualitative and quantitative objectives, relating to the achievement of clinical, regulatory, commercial, business and/or financial milestones. Our Compensation Committee annually reviews the annual cash incentive target award percentage of each of our named executive officers.

At the end or following the conclusion of each fiscal year, our Compensation Committee evaluates the performance of each of our named executive officers with respect to the attainment of their individual objectives as well the Company’s corporate objectives to determine the amount of their cash incentive awards for the year. The actual amount awarded is determined in the discretion of our Compensation Committee based on each named executive officer’s level of performance. Historically, the actual amount awarded has been between 0 and 200% of the target award amount. As part of its implementation of our compensation philosophy, in March 2013, our Compensation Committee, following consultation with Willis Towers Watson, determined to implement a cap on our named executive officers’ annual cash incentive awards of 150% of their respective target amounts. In March 2017, as part of the Compensation Committee’s review of the Company’s performance for 2016, the Compensation Committee determined that the cap on annual cash incentive payouts could be exceeded in the event the Company’s corporate performance exceeded goals with regard to most or all quantitative and qualitative criteria, but would otherwise remain as the general guideline for a cap on annual cash compensation. The Compensation Committee, based on the peer group data provided by Willis Towers Watson, further determined that exceeding the 150% cap could be advisable in situations where the performance of named executive officers warrants exceeding such cap and is consistent with the Company’s compensation philosophy.

Based on the Company’s 2015 performance and the accomplishments of the Company and our named executive officers during the year, our Compensation Committee determined to award each of Drs. Polymeropoulos and Baroldi and Messrs. Kelly, Reverberi and Gulino cash incentive awards as set forth in the table below. The cash incentive awards were above target for Drs. Polymeropoulos and Baroldi and Mr. Kelly due to the fact that the 2015 corporate objectives and the individual 2015 objectives of each of Drs. Polymeropoulos and Baroldi and Mr. Kelly were satisfied in a manner that exceeded the goals established by our Compensation Committee, including without limitation, commercialization of HETLIOZ® (tasimelteon) for the treatment of Non-24-Hour Sleep-Wake Disorder (Non-24) in the U.S., commercialization of Fanapt® for schizophrenia in U.S.; EMA acceptance of HETLIOZ® in Non-24; clinical and research activities for long-term HETLIOZ® growth; regulatory support of Fanapt® with label enhancements and non-U.S. regulatory planning; advance tradipitant pipeline in pruritus and trichostatin in oncology indications; pursuing partnership or other commercial opportunities; and further develop core competencies to successfully implement a long-term growth plan for the Company.

As a result and as further described in the 2015 Summary Compensation Table below, in December 2015 our named executive officers were awarded the following incentive cash awards:

Name	2015 Target Award Amount		2015 Actual Award		Percentage of Target Actually Awarded
Mihael H. Polymeropoulos, M.D.	$360,000		$396,000		110%
James P. Kelly	$150,000		$210,000		140%
Paolo Baroldi, M.D., Ph.D.(1)	$150,000		$180,000		120%
Gian Piero Reverberi	$206,942	(2)	$64,982	(2)	100	%(3)
Richard L. Gulino	$130,000		$130,000		100%

(1)	Dr. Baroldi resigned effective March 22, 2017.

(2)

Mr. Reverberi’s employment agreement is denominated in Swiss francs. For the purposes of this disclosure, amounts shown have been converted to United States dollars based on a conversion rate of one Swiss franc to 0.9997 United States dollars, the exchange rate at December 31, 2015.

(3)	Mr. Reverberi received 100% of his target award amount on a pro-rated basis based on a start date of September 3, 2015.

In December 2015 when it undertook its review of our executive compensation arrangements, our Compensation Committee determined not to change the 2016 target award percentage for Drs. Polymeropoulos and Baroldi and Messrs. Kelly, Reverberi and Gulino.

The 2016 target total cash compensation of Drs. Polymeropoulos and Baroldi and Mr. Kelly was within range of the market of the 50th percentile of the target total cash compensation of similarly situated officers of our peer group.

As noted above, the actual incentive cash awards for our named executive officers are determined at the discretion of our Compensation Committee based on our Company’s performance against its objectives and individualized objective and subjective criteria. For 2016, the corporate objectives and individual objectives for Dr. Polymeropoulos approved by our Compensation Committee included:

•	commercialize HETLIOZ® for Non-24 in U.S.;

•	execute on EU commercial plan;

•	support activities to enhance intellectual property portfolio of HETLIOZ®;

•	commercial support of Fanapt® for schizophrenia in U.S.;

•	support activities to enhance intellectual property portfolio of Fanapt®;

•	clinical and research activities in support of the long term growth of HETLIOZ®, including advancing regulatory programs such as Smith-Magenis Syndrome (SMS), Jet Lag Disorder and pediatric Non-24;

•	regulatory support of Fanapt® with label enhancements and non-U.S. regulatory planning;

•	advance tradipitant pipeline in pruritus and trichostatin in oncology indications;

•	pursue partnership or other commercial opportunities; and

•	further develop core competencies to successfully implement a long-term growth plan for the Company.

The 2016 individual objectives approved by our Compensation Committee for our named executive officers, other than Dr. Polymeropoulos, consisted of HETLIOZ® and Fanapt® clinical, regulatory and commercial, financial, product development, business development and personnel goals, which included:

James P. Kelly, Senior Vice President, Chief Financial Officer and Treasurer

•      Ensure timely SEC filings, support Audit Committee activities and maintain effective financial controls and procedures

•      Manage operations consistent with the Company’s 2016 budget and develop the long-range business plan

•      Oversee investment of cash within the Company’s policy and lead financial strategy related to capital

•      Support commercialization of HETLIOZ® and Fanapt®, including launch of HETLIOZ® for Non-24 in Europe

•      Support analyst and investor relations and relationships with financial institutions

•      Evaluate current and potential business development opportunities

Paolo Baroldi, M.D., Ph.D., Former Senior Vice President, Chief Medical Officer(1)

•      Lead clinical and research activities in support of the long term growth of HETLIOZ®, including advancing regulatory programs such as SMS, Jet Lag Disorder and pediatric Non-24;

•      Support launch of HETLIOZ® for Non-24 in Europe

•      Support the FDA sNDA review for Fanapt® as a long term maintenance treatment for schizophrenia in adults

•      Initiate randomized clinical studies of tradipitant for the treatment of chronic pruritus in patients with atopic dermatitis and for the treatment of gastroparesis

•      Advance product pipeline, including trichostatin in oncology indications

Gian Piero Reverberi, Senior Vice President, Chief Commercial Officer

•      Commercialize HETLIOZ® for Non-24 in the U.S.

•      Launch HETLIOZ® for Non-24 in Europe

•      Commercialize Fanapt® for Schizophrenia in adults in the U.S. and establish business case for expanded U.S. sales and marketing

•      Manage and enhance global commercial support capabilities

•      Support development of the long-range business plan

Richard L. Gulino, Senior Vice President, General Counsel and Secretary

•      Manage Fanapt® abbreviated new drug application litigation strategy

•      Support activities to enhance intellectual property portfolio of HETLIOZ® and Fanapt®

•      Support commercialization of HETLIOZ® and Fanapt®

•      Establish and support legal structure of European business

•      Provide legal counsel on all relevant subject areas and manage the enterprise contracting process

•      Evaluate current and potential business development opportunities

(1)	Dr. Baroldi resigned effective March 22, 2017.

Based on the Company’s 2016 performance and the accomplishments of the Company and our named executive officers during the year, our Compensation Committee determined to award each of Drs. Polymeropoulos and Baroldi and Messrs. Kelly, Reverberi and Gulino cash incentive awards as set forth in the table below. The cash incentive awards were above target for Drs. Polymeropoulos and Baroldi and Messrs. Kelly and Gulino due to the fact that the 2016 corporate objectives and the individual 2016 objectives of each of Drs. Polymeropoulos and Baroldi and Messrs. Kelly and Gulino were satisfied in a manner that exceeded the goals established by our Compensation Committee, including without limitation, continued commercialization of HETLIOZ® for Non-24 in U.S., including achievement of net sales targets; commercialization of Fanapt® for schizophrenia in U.S., including achievement of net sales targets; extending patent exclusivity of Fanapt®; clinical and research activities for long-term HETLIOZ® growth, including SMS, Jet Lag Disorder and pediatric Non-24; execution of HETLIOZ® commercial plan in EU; regulatory support of Fanapt® with label enhancements and non-U.S. regulatory planning; advance tradipitant pipeline in pruritus and trichostatin in oncology indications; pursuing partnership or other commercial opportunities; and further develop core competencies to successfully implement a long-term growth plan for the Company. With regard to Dr. Polymeropoulos, the Compensation Committee considered the contributions of Dr. Polymeropoulos and the overall achievement of the Company’s goals for 2016 when determining his cash incentive award. In particular, the extension of the patent exclusivity and strengthening of the overall intellectual property position of Fanapt® during the year ended December 31, 2016 were determined by the Compensation Committee to be achievements by the Company with Dr. Polymeropoulos’ oversight that supported his cash incentive award for 2016.

As a result and as further described in the 2016 Summary Compensation Table below, in March 2017 our named executive officers were awarded the following incentive cash awards:

Name	2016 Target Award Amount		2016 Actual Award		Percentage of Target Actually Awarded
Mihael H. Polymeropoulos, M.D.	$370,800		$1,483,200		400%
James P. Kelly	$156,000		$202,800		130%
Paolo Baroldi, M.D., Ph.D.(1)	$154,400		$177,560		115%
Gian Piero Reverberi	$203,191	(2)	$203,191	(2)	100%
Richard L. Gulino	$130,000		$195,000		150%

(1)	Dr. Baroldi resigned effective March 22, 2017.

(2)

Mr. Reverberi’s employment agreement is denominated in Swiss francs. For the purposes of this disclosure, amounts shown have been converted to United States dollars based on a conversion rate of one Swiss franc to 0.9816 United States dollars, the exchange rate at December 31, 2016.

In March 2017, when it undertook its review of our executive compensation arrangements, our Compensation Committee determined to increase the 2017 target award percentage for Dr. Polymeropoulos to 80% and for Mr. Kelly to 50%. The 2017 target award percentage for Messrs. Reverberi and Gulino are unchanged from 2016. Dr. Baroldi resigned effective March 22, 2017.

Equity Compensation

Our Compensation Committee believes that equity compensation awards help align the interests of our named executive officers with those of our stockholders because the value of the equity awards to the recipient increases only with the appreciation of the price of our common stock. The authority to make equity grants to named executive officers rests with our Compensation Committee, although our Compensation Committee does consider the peer group data provided by Willis Towers Watson and the recommendations of our Chief Executive Officer (other than for himself).

Generally, we have granted a stock option and/or awarded RSUs to our named executive officers upon commencement of their employment with the Company. The size of these initial equity grants are negotiated in connection with the named executive officer’s employment agreement and generally vest over a four year period. The intent of the initial grants is to create a meaningful opportunity to acquire a proprietary interest in the Company and to align the named executive officer’s interest with the long-term interests of our stockholders.

At least annually, typically in December, our Compensation Committee considers additional awards of stock options and RSUs for our named executive officers. We believe that the resulting overlapping vesting schedules from awards made in prior years, helps ensure a meaningful incentive to remain in our employ and to enhance stockholder value over time.

In March 2017, in connection with its annual compensation review for the year ending December 31, 2016 and for purposes of setting 2017 executive compensation, our Compensation Committee reviewed the peer group and market data presented by Willis Towers Watson and granted options and awarded RSUs subject to service-based vesting criteria to our named executive officers as set forth in the table below. The RSUs, other than those for Dr. Polymeropoulous, vest in four equal annual installments beginning on March 1, 2018, provided that the named executive officer remains continuously employed by us through the applicable vesting date. The RSUs granted to Dr. Polymeropoulos vest in two annual installments on March 1, 2018 and March 1, 2019 for 125,000 shares and 75,000 shares, respectively, provided that he remains continuously employed by us through the applicable vesting date. The option shares vest in equal monthly installments over four years of continuous service from the date of grant. Each option has an exercise price of $14.50 per share, the closing price of the Company’s common stock on the grant date. To determine the size of these options and RSU awards, our Compensation Committee targets the number of shares underlying equity grants as a percentage of common stock outstanding to similarly situated officers at the 66th percentile of the 2017 peer group. Our Compensation Committee determined to make increases to the size of the award from that granted in 2015 to Dr. Polymeropoulos and Mr. Kelly due the Company’s achievement of its corporate goals and, in the case of Mr. Kelly, his promotion to Executive Vice President, Chief Financial Officer. Our Compensation Committee determined to make the same size of awards to Messrs. Gulino and Reverberi based on the compensation policy targeting the 66th percentile of our peer group. Dr. Baroldi did not receive any equity compensation award. Dr. Baroldi resigned effective March 22, 2017. As such, the following equity grants were made:

	Granted in March 2017 (for 2016 Compensation)
Name	Number of Shares Underlying Option Grant	Number of Shares Underlying RSU Awards
Mihael H. Polymeropoulos, M.D.	275,000	200,000
James P. Kelly	70,000	70,000
Gian Piero Reverberi	70,000	30,000
Richard L. Gulino	70,000	30,000

Based on its review of the peer group data, these grants were positioned between the 50th and 75th percentiles of our 2017 peer group with an expected value basis reflecting our compensation philosophy of 66th percentile for annual equity grants made to similarly situated executives at our peer groups.

Severance and Change-in-Control Benefits

Each of our named executive officers has a provision in his employment agreement with the Company providing for certain severance benefits in the event of termination without cause, as well as a provision that provides for the acceleration of certain of his then unvested options and RSUs in the event of termination without cause following a change-in-control of the Company. In addition, Dr. Polymeropoulos is entitled to certain tax benefits upon a change-in-control of the Company pursuant to a tax indemnity agreement entered into in 2007 and amended in 2010. These severance and acceleration provisions are described in the “Employment Agreements” section below, and certain estimates of these severance and change-in-control benefits are provided in “Estimated Payments and Benefits Upon Termination” below. No material changes were made to these benefits in 2016.

Other Benefits

Our named executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life and disability insurance and our 401(k) plan, in each case on the same basis as our other employees. We provide matching contributions of up to 50% of the first 6% of each employee’s eligible contributions to the 401(k) plan. There were no material benefits or perquisites provided to any named executive officer in 2016 other than pension contributions and allowance for housing expenses for Mr. Reverberi, and parking expenses for the named executive officers.

Stockholder Advisory Vote on Executive Compensation

At our 2016 annual meeting of stockholders, approximately 80.0% of the shares voted were in favor of the compensation of our named executive officers as disclosed in the proxy statement for the 2016 annual meeting of stockholders, including the Compensation Discussion and Analysis, the 2015 Summary Compensation Table and other related tables and disclosures. Both our Compensation Committee and Board intend to periodically reevaluate our executive compensation philosophy and practices in light of the Company’s performance, needs and developments, including the outcome of future non-binding advisory votes by the Company’s stockholders.

Tax and Accounting Considerations

Our Compensation Committee considers tax and accounting implications in determining all elements of our compensation plans, programs and arrangements. Section 162(m) of the Code generally denies a deduction to any publicly-held corporation for compensation paid in a taxable year to its named executive officers (other than the Chief Financial Officer) exceeding $1 million, unless such compensation qualifies as performance-based compensation. The Compensation Committee retains the discretion to make awards of either bonuses or equity awards that do not satisfy Section 162(m) and, therefore, may not be deductible. Base salaries, time-vested restricted stock, time-vested retention and transition payments, and discretionary or subjectively determined bonus awards generally do not qualify as performance-based compensation. In April 2010, our stockholders approved our 2006 Equity Incentive Plan, as amended, that permits us to satisfy the performance-based requirements under Section 162(m) with respect to the grant of stock options. In June 2016, our stockholders approved the 2016 Equity Incentive Plan that permits us to satisfy the performance-based requirements under Section 162(m) with respect to the grant of stock options.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the following members of the Compensation Committee:

Vincent J. Milano (Chairman)

Kenneth M. Bate

H. Thomas Watkins

The material in this Compensation Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Vanda under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

2016 Summary Compensation Table

The following table summarizes the compensation that we paid to our Chief Executive Officer, our Chief Financial Officer, our former Chief Medical Officer, our Chief Commercial Officer and our Senior Vice President and General Counsel for the years ended December 31, 2016, 2015 and 2014. We refer to these executive officers in this Proxy Statement as our named executive officers.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)		Total ($)
Mihael H. Polymeropoulos, M.D. President and Chief Executive Officer	2016	618,000	2,900,000	2,156,000	1,483,200	28,257		7,185,457
	2015	600,000	595,500	756,000	396,000	19,214		2,366,714
	2014	580,000	613,500	1,053,000	435,000	18,799		2,700,299

James P. Kelly Executive Vice President, Chief Financial Officer and Treasurer	2016	390,000	1,015,000	548,800	202,800	32,429		2,189,029
	2015	375,000	238,200	302,400	210,000	19,526		1,145,126
	2014	360,000	245,400	421,200	180,000	19,611		1,226,211

Paolo Baroldi, M.D., Ph.D.(5) Former Senior Vice President, Chief Medical Officer	2016	386,000	—	—	177,560	35,288		598,848
	2015	375,000	238,200	302,400	180,000	23,618		1,119,218
	2014	360,000	245,400	421,200	180,000	22,461		1,229,061

Gian Piero Reverberi(6)	2016	451,536	435,000	548,800	203,191	63,143	(7)	1,701,670
Senior Vice President, Chief Commercial Officer	2015	145,050	872,200	1,347,900	64,982	12,666		2,442,798

Richard L. Gulino(8)	2016	325,000	435,000	548,800	195,000	24,905		1,528,705
Senior Vice President, General Counsel and Secretary	2015	97,292	901,200	1,395,900	130,000	39,866		2,564,258

(1)	The salary amount represents the salary earned from January 1 through December 31 of the applicable year.

(2)

Reflects the aggregate grant date fair value of stock awards and option awards granted with respect to the applicable year calculated in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 2 and Note 16 to our audited consolidated financial statements included in the Annual Report. Our named executive officers will not realize the estimated value of these awards until these awards are vested and sold. The grants of stock awards and option awards reported for 2016 include grants that occurred in March 2017 as they relate to compensation for the year ended December 31, 2016.

(3)	Represents amounts that were earned and accrued under our cash incentive bonus program for the year ended December 31, 2016 that were paid in February 2017.

(4)

Includes contributions made by the Company to match named executive officers’ respective 401(k) elective plan contributions and amounts paid by the Company for group health and term life insurance premiums and parking expenses.

(5)	Dr. Baroldi resigned effective March 22, 2017.

(6)

On April 27, 2016, Mr. Reverberi was named our Senior Vice President, Chief Commercial Officer. Mr. Reverberi was named Senior Vice President, Acting Chief Commercial Officer and European General Manager of the Company on December 17, 2015. Mr. Reverberi’s employment with the Company commenced on September 8, 2015 as Senior Vice President and European General Manager. Mr. Reverberi’s employment agreement is denominated in Swiss francs. For the purposes of this disclosure, amounts shown for 2016 have been converted to United States dollars based on a conversion rate of one Swiss franc to 0.9816 United States dollars, the exchange rate at December 31, 2016.

(7)

Includes pension contributions of $36,669 and allowance for housing expenses of $24,874 paid by the Company for Mr. Reverberi. For the purposes of this disclosure, amounts shown for 2016 have been converted to United States dollars based on a conversion rate of one Swiss franc to 0.9816 United States dollars, the exchange rate at December 31, 2016.

(8)	Mr. Gulino’s position as Senior Vice President, General Counsel and Secretary of the Company commenced on September 14, 2015.

2016 Grants of Plan-Based Awards

The following table sets forth each plan-based award granted to the Company’s named executive officers for the year ended December 31, 2016. The grants of stock awards and option awards reported for 2016 include grants that occurred in March 2017 as they relate to compensation for the year ended December 31, 2016.

	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise of Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Name		Threshold($)(2)	Target($)	Maximum($)(3)
Mihael H. Polymeropoulos, M.D.	3/1/2017	—	370,800	556,200	200,000			2,900,000
	3/1/2017					275,000	14.50	2,156,000
James P. Kelly	3/1/2017	—	156,000	234,000	70,000			1,015,000
	3/1/2017					70,000	14.50	548,800
Paolo Baroldi, M.D., Ph.D.(7)	3/1/2017	—	154,400	231,600	—			—
Gian Piero Reverberi(8)	3/1/2017	—	203,191	304,787	30,000			435,000
	3/1/2017					70,000	14.50	548,800
Richard L. Gulino	3/1/2017	—	130,000	195,000	30,000			435,000
	3/1/2017					70,000	14.50	548,800

(1)	Represents target cash bonuses under our 2016 cash incentive bonus program.

(2)	No threshold amount is included because the plan does not provide for a minimum non-zero payout amount.

(3)	Our Compensation Committee may exceed the target percentiles for certain of our named executive officers based on extraordinary performance.

(4)

Service-based RSU that will vest with respect to 25% of the shares on March 1, 2018, 25% of the shares on March 1, 2019, 25% of the shares on March 1, 2020 and 25% of the shares on March 1, 2021, except for Dr. Polymeropoulos where the shares will vest as follows: 125,000 shares vest on March 1, 2018 and 75,000 shares vest on March 1, 2019.

(5)	Option shares vest with respect to 1/48th of the total number of shares granted for each month of continuous service completed by the named executive officer following the date of grant.

(6)

Represents the fair value of each stock option grant or RSU as of the date it was granted in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 2 and Note 16 to our audited consolidated financial statements included in the Annual Report. These amounts do not represent the actual amounts paid to or realized by the named executive officer for these awards.

(7)	Dr. Baroldi resigned effective March 22, 2017.

(8)

Mr. Reverberi’s employment agreement is denominated in Swiss francs. For the purposes of this disclosure, estimated future payment amounts shown have been converted to United States dollars based on a conversion rate of one Swiss franc to 0.9816 United States dollars, the exchange rate at December 31, 2016.

All options and RSUs listed above may be subject to acceleration upon the occurrence of certain events per the terms of the named executive officer’s employment agreement as described under “Employment Agreements” below.

Outstanding Equity Awards at 2016 Year-End

The following table sets forth information regarding each unexercised option and unvested RSUs held by each of our named executive officers as of December 31, 2016.

		Option Awards					Stock awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Mihael H. Polymeropoulos, M.D.	1/30/2007	500,000	—		30.65	1/30/2017
	1/4/2008	250,000	—		5.76	1/3/2018
	5/22/2009	250,000	—		12.55	5/21/2019
	12/17/2009	175,000	—		10.65	12/16/2019
	12/16/2010	150,000	—		8.75	12/16/2020
	12/6/2011	150,000	—		4.88	12/5/2021
	12/7/2012	150,000	—		3.12	12/6/2022
	12/2/2013	112,500	37,500	(2)	11.59	12/1/2023
	12/4/2014	75,000	75,000	(2)	12.27	12/3/2024
	2/12/2016	36,458	138,542	(2)	7.94	2/11/2026
	12/7/2012						6,250	(3)	99,688
	12/2/2013						25,000	(4)	398,750
	12/4/2014						37,500	(5)	598,125
	2/12/2016						75,000	(6)	1,196,250

James P. Kelly	12/13/2010	150,000	—		8.27	12/12/2020
	12/6/2011	56,520	—		4.88	12/5/2021
	12/7/2012	56,250	—		3.12	12/6/2022
	12/2/2013	45,000	15,000	(2)	11.59	12/1/2023
	12/4/2014	30,000	30,000	(2)	12.27	12/3/2024
	2/12/2016	14,583	55,417	(2)	7.94	2/11/2026
	12/7/2012						2,344	(3)	37,387
	12/2/2013						10,000	(4)	159,500
	12/4/2014						15,000	(5)	239,250
	2/12/2016						30,000	(6)	478,500

Paolo Baroldi, M.D., Ph.D.(7)	12/7/2012	10,000	—		3.12	12/6/2022
	4/15/2013	137,498	12,502	(8)	4.47	4/14/2023
	12/2/2013	45,000	15,000	(2)	11.59	12/1/2023
	12/4/2014	30,000	30,000	(2)	12.27	12/3/2024
	2/12/2016	14,583	55,417	(2)	7.94	2/11/2026
	4/15/2013						12,500	(3)	199,375
	12/2/2013						10,000	(4)	159,500
	12/4/2014						15,000	(5)	239,250
	2/12/2016						30,000	(6)	478,500

Gian Piero Reverberi	9/8/2015	46,874	103,126	(8)	12.68	9/7/2025
	2/12/2016	14,583	55,417	(2)	7.94	2/11/2026
	9/8/2015						50,000	(6)	797,500
	2/12/2016						30,000	(6)	478,500

Richard L. Gulino	9/14/2015	46,874	103,126	(8)	13.26	9/13/2025
	2/12/2016	14,583	55,417	(2)	7.94	2/11/2026
	9/14/2015						50,000	(6)	797,500
	2/12/2016						30,000	(6)	478,500

(1)	Based on a per share price of $15.95, which was the closing price per share of our common stock on the last trading day of the 2016 fiscal year (December 31, 2016).

(2)	Option shares vest with respect to 1/48th of the total number of shares granted for each month of continuous service completed by the named executive officer following the date of grant.

(3)

Service-based RSU that will vest with respect to 25% of the shares on January 1, 2014, 25% of the shares on January 1, 2015, 25% of the shares on January 1, 2016 and 25% of the shares on January 1, 2017.

(4)

Service-based RSU that will vest with respect to 25% of the shares on January 1, 2015, 25% of the shares on January 1, 2016, 25% of the shares on January 1, 2017 and 25% of the shares on January 1, 2018.

(5)

Service-based RSU that will vest with respect to 25% of the shares on January 1, 2016, 25% of the shares on January 1, 2017, 25% of the shares on January 1, 2018 and 25% of the shares on January 1, 2019.

(6)

Service-based RSU that will vest with respect to 25% of the shares on January 1, 2017, 25% of the shares on January 1, 2018, 25% of the shares on January 1, 2019 and 25% of the shares on January 1, 2020.

(7)	Dr. Baroldi resigned effective March 22, 2017.

(8)

Option vests with respect to 25% of the underlying shares when the named executive officer completes 12 months of continuous service following the date of grant, with the balance vesting in equal monthly installments over the next 36 months of continuous service thereafter.

All options and RSUs listed above may be subject to acceleration upon the occurrence of certain events per the terms of the named executive officer’s employment agreement as described under “Employment Agreements” below.

On March 1, 2017, we granted service-based RSUs to Dr. Polymeropoulos in the amount of 200,000, Mr. Kelly in the amount of 70,000 and Messrs. Piero and Gulino in the amount of 30,000 shares each. The grant to Dr. Polymeropoulos will vest with respect to 125,000 shares on March 1, 2018, and 75,000 shares on March 1, 2019. Each of the grants to Messrs. Kelly, Piero and Gulino will vest with respect to 25% of the shares on March 1, 2018, 25% of the shares on March 1, 2019, 25% of the shares on March 1, 2020 and 25% of the shares on March 1, 2021. Additionally, on March 1, 2017, we granted options to purchase shares of our common stock to Dr. Polymeropoulos in the amount of 275,000 and Messrs. Kelly, Piero and Gulino in the amount of 70,000 shares each. Each of these option grants will vest with respect to 1/48th of the shares subject to such option each month while the executive officer provides continuous services to us. Although these grants are not listed in the table above as of December 31, 2016, they relate to compensation for the year ended December 31, 2016.

2016 Option Exercises and Stock Vested

The following table shows the number of shares acquired upon option exercise and stock award vesting for each named executive officer during the year ended December 31, 2016. These amounts do not represent the actual amounts realized by the named executive officer for these awards.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise of Options (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Mihael H. Polymeropoulos, M.D.	—	—	43,750	407,313
James P. Kelly	—	—	17,032	158,568
Paolo Baroldi, M.D., Ph.D.(2)	—	—	22,500	209,475
Gian Piero Reverberi	—	—	—	—
Richard L. Gulino	—	—	—	—

(1)

The shares underlying RSUs held by the named executive officers vested on January 1, 2016. The value realized on vesting is based on the closing price per share of our common stock on the vesting date. These amounts do not represent the actual amounts realized by the named executive officer for these awards.

(2)	Dr. Baroldi resigned effective March 22, 2017.

Employment Agreements

We entered into offer letters or employment agreements with each of our named executive officers: Mihael H. Polymeropoulos, M.D., our President and Chief Executive Officer; James P. Kelly, our Executive Vice President, Chief Financial Officer and Treasurer; Paolo Baroldi, M.D., Ph.D., our Former Senior Vice President, Chief Medical Officer; Gian Piero Reverberi, our Senior Vice President, Chief Commercial Officer and Richard L. Gulino, our Senior Vice President, General Counsel and Secretary.

Mihael H. Polymeropoulos, M.D. We entered into an employment agreement with Dr. Polymeropoulos in February 2005, which was subsequently amended on December 16, 2008 and December 16, 2010, which provides for an annual base salary of not less than $362,250 and the possibility of an annual target cash incentive bonus amount equal to 40% of his annual base salary upon achievement of certain performance goals (Dr. Polymeropoulos’ current base salary for 2017 is $675,000 and his target bonus amount is 80% of his annual base salary). If we terminate Dr. Polymeropoulos’ employment for any reason other than cause or permanent disability, or, (other than for item (4) below), Dr. Polymeropoulos terminates his employment within six months after the occurrence of any event constituting Good Reason, Dr. Polymeropoulos will receive the following severance benefits following termination: (1) base salary for a period of 12 months; (2) a bonus, payable in a lump sum, in an amount equal to the greater of his most recent annual target bonus or the average annual target bonus awarded to him for the prior three years; (3) payment of his monthly COBRA health insurance premiums for up to 12 months; and (4) an additional three months of service credit under all options held by him and all such options shall be exercisable for six months following his termination. In addition, pursuant to the terms of his option and RSU award agreements, if Dr. Polymeropoulos is terminated without cause, or he terminates his employment for Good Reason, within 24 months following a change in control of the Company, he will become vested in all of his then unvested options and RSUs. In addition to the benefits provided in his employment agreement, option agreements and RSU awards, the Company entered into a tax indemnity agreement with Dr. Polymeropoulos in November of 2007 that provides certain benefits to him in the event of a change in control of the Company, as described below in “Severance and Change in Control Arrangements.”

James P. Kelly. We entered into an employment agreement with Mr. Kelly in December 2010, which provides for an annual base salary of not less than $285,000 and the possibility of an annual target cash incentive bonus amount equal to 40% of his annual base salary upon achievement of certain performance criteria. (Mr. Kelly’s current base salary for 2017 is $465,000 and his target bonus amount is 50% of his base salary). If we terminate Mr. Kelly’s employment for any reason other than cause or permanent disability, or, (other than for item (4) below), if he terminates his employment within six months after the occurrence of any event constituting Good Reason, Mr. Kelly will receive the following severance benefits following termination: (1) base salary for a period of 12 months; (2) his annual target bonus, payable in a lump sum; (3) payment of his monthly COBRA health insurance premiums for up to 12 months; and (4) an additional three months of service credit under all options held by him and all such options shall be exercisable for six months following his termination. In addition, pursuant to the terms of his option and RSU award agreements, if Mr. Kelly is terminated without cause or if he terminates his employment for Good Reason, within 24 months following a change in control of the Company, he will become vested in all of his then unvested options and RSUs.

Paolo Baroldi, M.D., Ph.D. We entered into an employment agreement with Dr. Baroldi in April 2013, which provided for an annual base salary of not less than $320,000 and the possibility of an annual target cash incentive bonus amount equal to 40% of his annual base salary upon achievement of certain performance criteria. Dr. Baroldi resigned effective March 22, 2017. If we had terminated Dr. Baroldi’s employment for any reason other than cause or permanent disability, or, (other than for item (4) below), if he had terminated his employment within six months after the occurrence of any event constituting Good Reason, Dr. Baroldi would have received the following severance benefits following termination: (1) base salary for a period of 12 months; (2) his annual target bonus, payable in a lump sum; (3) payment of his monthly COBRA health insurance premiums for up to 12 months; and (4) an additional three months of service credit under all options held by him and all such options shall be exercisable for six months following his termination. In addition, pursuant to the terms of his option and RSU award agreements, if Dr. Baroldi had been terminated without cause or if he had terminated his employment for Good Reason, within 24 months following a change in control of the Company, he would have become vested in all of his then unvested options and RSUs.

Gian Piero Reverberi. We, through our wholly-owned subsidiary, Vanda Pharmaceuticals LLC, a Switzerland limited liability company, entered into an employment agreement with Mr. Reverberi in September 2015, which provides for an annual base salary of not less than $451,536 and the possibility of an annual target cash incentive bonus amount equal to 45% of his annual base salary upon achievement of certain performance criteria (Mr. Reverberi’s current base salary for 2017 is $465,278 and his target bonus amount is 45% of his base salary). If we terminate Mr. Reverberi’s employment for any reason other than cause or permanent disability, or, if he terminates his employment within six months after the occurrence of any event constituting Good Reason, Mr. Reverberi will receive the following severance benefits following termination: (1) base salary for a period of 12 months; (2) his annual target bonus, payable in a lump sum; and (3) an additional three months of service credit under all options held by him and all such options shall be exercisable for six months following his termination. In addition, pursuant to the terms of his option and RSU award agreements, if Mr. Reverberi is terminated without cause or if he terminates his employment for Good Reason, within 24 months following a change in control of the Company, he will become vested in all of his then unvested options and RSUs. Mr. Reverberi’s employment agreement is denominated in Swiss francs. For the purposes of this disclosure, all amounts shown have been converted to United States dollars based on a conversion rate of one Swiss franc to 0.9816 United States dollars, the exchange rate at December 31, 2016.

Richard L. Gulino. We entered into an employment agreement with Mr. Gulino in September 2015, which provides for an annual base salary of not less than $325,000 and the possibility of an annual target cash incentive bonus amount equal to 40% of his annual base salary upon achievement of certain performance criteria (Mr. Gulino’s current base salary for 2017 is $345,000 and his target bonus amount is 40% of his base salary). If we terminate Mr. Gulino’s employment for any reason other than cause or permanent disability, or, if he terminates his employment within six months after the occurrence of any event constituting Good Reason, Mr. Gulino will receive the following severance benefits following termination: (1) base salary for a period of 12 months; (2) his annual target bonus, payable in a lump sum; and (3) an additional three months of service credit under all options held by him and all such options shall be exercisable for six months following his termination. In addition, pursuant to the terms of his option and RSU award agreements, if Mr. Gulino is terminated without cause or if he terminates his employment for Good Reason, within 24 months following a change in control of the Company, he will become vested in all of his then unvested options and RSUs.

And with respect to the employment agreement between the Company and each of our named executive officers, “Cause” means: (i) an unauthorized use or disclosure of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company; (ii) a material breach of any agreement between the named executive officer and the Company; (iii) a material failure to comply with the Company’s written policies or rules; (iv) conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state thereof; (v) gross negligence or willful misconduct which causes material harm to the Company; (vi) a continued failure to perform assigned duties after receiving written notification of such failure from the Board; or (vii) a failure by the named executive officer to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested Dr. Polymeropoulos’ cooperation. Dr. Polymeropoulos’ employment agreement does not contain clause (vii).

In the employment agreements for Messrs. Kelly and, Gulino, Reverberi and Dr. Baroldi, “Good Reason” means: (i) a change in the named executive officer’s position with the Company that materially reduces his level of authority or responsibility, (ii) a material reduction in his base compensation or (iii) receipt of notice that his principal workplace will be relocated by more than 30 miles (this clause (iii) is not contained in Mr. Reverberi’s agreement). In the employment agreement for Dr. Polymeropoulos, “Good Reason” shall mean any of the following events: (i) Dr. Polymeropoulos’ receipt of notice that his principal workplace will be relocated more than 30 miles; (ii) a reduction in Dr. Polymeropoulos’ base salary by more than 10%, unless pursuant to a Company-wide reduction affecting all employees proportionately; or (iii) a change in Dr. Polymeropoulos’ position with the Company that materially reduces his level of authority or responsibility (including without limitation failure to nominate him as a directory of the Company). In the employment agreements for Mr. Reverberi, “Good Reason” means: (i) a change in the named executive officer’s position with the Company that materially reduces his level of authority or responsibility or (ii) a material reduction in his base compensation. A condition shall not be considered “Good Reason” unless the applicable named executive officer gives the Company written notice of such condition within 90 days after such condition comes into existence and the Company fails to remedy such condition within 30 days after receiving such named executive officer’s written notice.

Severance and Change in Control Arrangements

See “Employment Agreements” and “Compensation Discussion and Analysis — Severance and Change in Control Benefits” above for a description of the severance and change in control arrangements for our named executive officers. Dr. Polymeropoulos and Messrs. Kelly, Reverberi and Gulino will only be eligible to receive severance payments if each named executive officer signs a general release of claims in favor of the Company. Dr. Baroldi resigned effective March 22, 2017.

Our Compensation Committee, as plan administrator of our Second Amended and Restated Management Equity Plan and our equity incentive plans, has the authority to provide for accelerated vesting of the shares of common stock subject to outstanding options held by our named executive officers and any other person in connection with certain changes in control of the Company.

In Dr. Polymeropoulos’ employment agreement, a change in control is defined as (1) the consummation of a merger or consolidation of the Company with or into another entity, if persons who were not stockholders of the Company immediately prior to such merger or consolidation own immediately after such merger or consolidation 50% or more of the voting power of the outstanding securities of each of (a) the continuing or surviving entity and (b) any direct or indirect parent corporation of such continuing or surviving entity; or (2) the sale, transfer or other disposition of all or substantially all of the Company’s assets. With respect to Messrs. Kelly’s, Reverberi’s and Gulino’s and Dr. Baroldi’s employment agreement, change in control also includes: (i) a change in the composition of our Board, as a result of which fewer than 50% of the incumbent directors are directors who either: (A) had been directors of the Company on the date 24 months prior to the date of such change in the composition of the Board (the “Original Directors”); or (B) were appointed to the Board, or nominated for election to the Board, with the affirmative votes of at least a majority of the aggregate of (1) the Original Directors who were in office at the time of their appointment or nomination and (2) the directors whose appointment or nomination was previously approved in a manner consistent with (B); and (ii) any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities. A transaction shall not constitute a change in control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

In addition, the Company is a party to a tax indemnity agreement with Dr. Polymeropoulos. Under this tax indemnity agreement, the Company or its successor will reimburse Dr. Polymeropoulos for any excise tax that he is required to pay under Section 4999 of the Code of 1986, as amended, as well as the income and excise taxes imposed on the reimbursement. Section 4999 imposes a 20% excise tax on payments and distributions that are made or accelerated (or the vesting of which is accelerated) as a result of a change in control of the Company. The excise tax applies only if the aggregate value of those payments and distributions equals or exceeds 300% of Dr. Polymeropoulos’ average annual compensation from the Company for the five completed calendar years prior to the change in control. If the tax applies, it attaches to the excess of the aggregate value of the payments and distributions over 100% of Dr. Polymeropoulos’ average annual compensation. Such payments and distributions consist of the continuation of salary, incentive bonus and health insurance coverage for varying periods of time and accelerated vesting of stock options to varying degrees.

Estimated Payments and Benefits Upon Termination

The following table describes the potential payments and benefits upon employment termination for each of our named executive officers, as if the named executive officer’s employment terminated as of December 31, 2016.

	Executive benefits and payments upon termination	Voluntary resignation not for good reason			Voluntary resignation for good reason		Termination by company not for cause		Termination by company for cause		Voluntary resignation for good reason or termination by company not for cause in connection with or following change in control
Mihael H.	Compensation:
Polymeropoulos, M.D., President and Chief Executive Officer	Base salary		$—		$618,000	(2)	$618,000	(2)	$—		$618,000	(2)
	Highest target cash incentive bonus awarded		—		395,021	(3)	395,021	(3)	—		395,021	(3)
	Stock options and RSUs unvested and accelerated		—		—		162,984	(4)	—		3,842,034	(5)
	Benefits and perquisites:
	Health care		—		24,088	(6)	24,088	(6)	—		24,088	(6)
	Accrued vacation pay		11,885	(7)	11,885	(7)	11,885	(7)	11,885	(7)	11,885	(7)
	Tax indemnity payment(1)		—		—		—		—		—

	Total:		$11,885		$1,048,994		$1,211,978		$11,885		$4,891,028

James P. Kelly,	Compensation:
Executive Vice President, Chief Financial Officer and Treasurer	Base salary	$			$390,000	(2)	$390,000	(2)	$—		$390,000	(2)
	Target cash incentive bonus		—		156,000	(8)	156,000	(8)	—		156,000	(8)
	Stock options and RSUs unvested and accelerated		—		—		65,186	(4)	—		1,534,327	(5)
	Benefits and perquisites:
	Health care		—		24,088	(6)	24,088	(6)	—		24,088	(6)
	Accrued vacation pay		7,500	(7)	7,500	(7)	7,500	(7)	7,500	(7)	7,500	(7)

	Total:		$7,500		$577,588		$642,774		$7,500		$2,111,915

Paolo Baroldi,	Compensation:
M.D., Ph.D., Former Senior Vice President, Chief Medical Officer (9)	Base salary		$—		$386,000	(2)	$386,000	(2)	$—		$386,000	(2)
	Target cash incentive bonus		—		154,400	(8)	154,400	(8)	—		154,400	(8)
	Stock options and RSUs unvested and accelerated		—		—		172,811	(4)	—		1,839,838	(5)
	Benefits and perquisites:
	Health care		—		24,088	(6)	24,088	(6)			24,088	(6)
	Accrued vacation pay		7,423	(7)	7,423	(7)	7,423	(7)	7,423	(7)	7,423	(7)

	Total:		$7,423		$571,911		$744,722		$7,423		$2,411,749

Gian Piero Reverberi,	Compensation (10):
Senior Vice President, Chief Commercial Officer	Base salary	$			$451,536	(2)	$451,536	(2)	$—		$451,536	(2)
	Target cash incentive bonus		—		203,191	(8)	203,191	(8)	—		203,191	(8)
	Stock options and RSUs unvested and accelerated		—		—		65,692	(4)	—		2,057,112	(5)
	Benefits and perquisites:
	Accrued vacation pay		27,787	(7)	27,787	(7)	27,787	(7)	27,787	(7)	27,787	(7)

	Total:		$27,787		$682,514		$748,206		$27,787		$2,739,626

Richard L. Gulino,	Compensation:
Senior Vice President, General Counsel and Secretary	Base salary	$			$325,000	(2)	$325,000	(2)	$—		$325,00	(2)
	Target cash incentive bonus		—		130,000	(8)	130,000	(8)	—		130,000	(8)
	Stock options and RSUs unvested and accelerated		—		—		60,254	(4)	—		1,997,299	(5)
	Benefits and perquisites:
	Accrued vacation pay		1,987	(7)	1,987	(7)	1,987	(7)	1,987	(7)	1,987	(7)

	Total:		$1,987		$456,987		$517,241		$1,987		$2,454,286

(1)

Dr. Polymeropoulos is eligible to receive benefits payable in connection with the tax indemnity agreement described above in “Severance and Change in Control Arrangements” which was approved by our Compensation Committee on March 16, 2007. Based on the amounts reported above as of December 31, 2016, representing the potential payments and benefits upon employment termination for Dr. Polymeropoulos as if the named executive officer’s employment terminated as of December 31, 2016, there would be no federal excise tax and there would be no tax indemnity payment.

(2)	Last monthly base salary prior to the termination for a period of 12 months following the date of the termination.

(3)	Greater of the most recent target cash incentive bonus awarded prior to termination or the average of the prior three years cash incentive bonuses.

(4)

In the event that the named executive officer’s employment is terminated by the Company for any reason other than cause or permanent disability, the vested portion of the named executive officer’s options is determined by adding three months to the named executive officer’s service.

(5)

Full acceleration for all options and RSUs will occur in the event of an involuntary termination following a change of control. For purposes of the table above, settlement of the RSUs is assumed to have occurred on December 31, 2016.

(6)	Payment of the COBRA health insurance premiums up to 12 months or until the named executive officer begins employment with another company that offers comparable benefits.

(7)	Based on accrued but unused vacation days available to the named executive officer at December 31, 2016.

(8)	Represents the named executive officer’s target cash bonus in effect as of December 31, 2016.

(9)	Dr. Baroldi resigned from the Company effective March 22, 2017 and was not entitled to the payment of any severance upon such resignation, except for accrued vacation pay.

(10)

Mr. Reverberi’s employment agreement is denominated in Swiss francs. For the purposes of this disclosure, amounts shown have been converted to United States dollars based on a conversion rate of one Swiss franc to 0.9816 United States dollars, the exchange rate at December 31, 2016.

Clawback Policy

In April 2016, in advance of any such requirement in the Dodd-Frank Wall Street Reform and Consumer Protection Act, our compensation committee adopted a formal clawback policy, which will apply in the event we are required to prepare an accounting restatement as the result of fraud or misconduct after the adoption of the clawback policy. This policy requires us to use reasonable efforts to recover from our named executive officers who receive equity-based incentive compensation during the three-year period preceding the date on which we are required to prepare an accounting restatement based on fraud or misconduct, the excess of what would have been paid to such named executive officer under the accounting restatement. This policy is applicable to equity-based incentive compensation awarded on or after the date of adoption of this policy.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our Board recognizes the interests our investors have in the compensation of our named executive officers. In recognition of that interest and as required by the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, we are providing our stockholders with the opportunity to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

As described in detail in our Compensation Discussion and Analysis, our executive compensation programs are designed to attract, motivate and retain our named executive officers, who are critical to our success and will drive the creation of stockholder value. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals and corporate goals. Please read the “Compensation Discussion and Analysis” for additional details about our executive compensation programs, including information about the fiscal year 2016 compensation of our named executive officers.

The Compensation Committee of our Board continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. As described in detail in our Compensation Discussion and Analysis our compensation programs are designed to motivate our named executive officers to create a successful company. We believe that our compensation program, with its balance of short-term incentives (including cash bonus awards and performance conditions for certain equity awards) and long-term incentives (including equity awards that vest over up to four years) reward sustained performance that is aligned with long-term stockholder interests.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Stockholders are encouraged to read the “Compensation Discussion and Analysis,” the accompanying compensation tables, and the narrative disclosure. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders advise that they approve, in a non-binding vote, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, related compensation tables, and the accompanying narrative disclosure set forth in the Proxy Statement relating to the Company’s 2017 Annual Meeting of Stockholders.”

In order for Proposal 3 to be approved, holders of a majority of all those outstanding shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting must vote “FOR” Proposal 3. Abstentions and broker non-votes will not be counted either “FOR” or “AGAINST” the proposal and will have no effect on the proposal. Because Proposal 3 is a non-routine matter, broker non-votes are expected to exist in connection with this matter.

As an advisory vote, the result will not be binding on our Board or Compensation Committee. Our Board and our Compensation Committee value the opinions of our stockholders and expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

THE BOARD UNANIMOUSLY RECOMMENDS A “FOR” VOTE IN FAVOR OF PROPOSAL 3, THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL 4

APPROVAL OF THE FREQUENCY OF SAY-ON-PAY VOTES

As described in Proposal No. 3 above, in accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders have the opportunity to cast an advisory vote to approve the compensation of our named executive officers. This Proposal No. 4 affords stockholders the opportunity to cast an advisory vote on how often we should include a say-on-pay proposal in our proxy materials for future annual meetings of stockholders or any special meeting of stockholders for which we must include executive compensation information in the proxy statement for that meeting (a “say-on-pay frequency proposal”). Under this Proposal No. 4, stockholders may vote to have the say-on-pay vote every year, every two years, or every three years.

Our stockholders voted on a similar proposal in 2011 with the majority voting to hold the say-on-pay vote every year. We continue to believe that say-on-pay votes should be conducted every year.

As an advisory vote, this Proposal No. 4 is not binding on the Company, the Board or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by stockholders in their votes on this Proposal No. 4 and will consider the outcome of the vote when making future decisions regarding the frequency of conducting a say-on-pay vote.

It is expected that the next vote on a say-on-pay frequency proposal will occur at the 2023 annual meeting of stockholders.

Stockholders may cast their advisory vote to conduct advisory votes on executive compensation every “1 Year,” “2 Years,” or “3 Years” or “Abstain.”

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE ON PROPOSAL NO. 4 TO HOLD SAY-ON-PAY VOTES EVERY ONE YEAR (AS OPPOSED TO TWO YEARS OR THREE YEARS).

PROPOSAL 5

AMENDMENT AND RESTATED OF 2016 EQUITY INCENTIVE PLAN

General

We are asking our stockholders to approve an amendment and restatement of our 2016 Equity Incentive Plan (the “Existing Plan”) to, among other things, increase the aggregate number of shares authorized for issuance under the Existing Plan (the “Amendment”). Our Compensation Committee approved the Amendment, subject to approval of the Board of Directors and the stockholders, and the Board of Directors approved the Amendment, subject to approval of the stockholders. If our stockholders do not approve the Amendment, the Existing Plan will remain in effect unchanged.

The Amendment provides for, among other things, and as described more fully below:

•	an increase of 2,700,000 shares of common stock available for issuance under the Existing Plan;

•	except under specific circumstances, options and stock appreciation rights will not become exercisable until the optionholder has completed at least one year of service; and

•	dividends payable with respect to restricted stock awards and restricted stock unit awards will be subject to the same vesting schedule as the shares underlying such awards.

Background and Reason for Proposal 5

Since June 16, 2016, we increased our employee population from 120 employees to 259 employees as of April 21, 2017, or by 116%. We anticipate continued growth through 2017 and in the future. Equity awards are used as compensation vehicles by most, if not all, of the companies with which we compete for talent, and we believe that providing equity awards is critical to attract and retain key contributors. Accordingly, our Board of Directors has approved the Amendment to, among other things, increase the share reserve under the Existing Plan to ensure a sufficient number of shares will be available for recruiting new employees and retention of existing employees. Should stockholder approval of this Proposal 5 not be obtained, no additional shares will be added to the share reserve under the Existing Plan. However, we will retain the ability to issue the shares of our common stock which were previously approved by stockholders for issuance under the Existing Plan.

Equity Compensation Plan Information

The following table provides information as of April 21, 2017 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, RSUs, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	6,531,004	(1)	$9.91	(2)	546,626	(3)
Equity compensation plans not approved by stockholders	—		—		—

Total	6,531,004	(1)	$9.91	(2)	546,626	(3)

(1)

Includes 5,139,997 shares issuable upon exercise of outstanding options and 1,391,007 shares issuable upon settlement of RSUs under the 2006 Equity Incentive Plan (the “2006 Plan”) and the Existing Plan.

(2)	Does not take into account RSUs, which have no exercise price.

(3)

Outstanding options and RSUs under the 2006 Plan remain in effect and the terms of the 2006 Plan continue to apply, but no additional awards can be granted under the 2006 Plan. Prior to, and excluding the shares to be added upon approval of the Amendment, there were 2,000,000 shares of common stock reserved for issuance under the Existing Plan, of which 546,626 shares remained available for future grant.

The following table provides certain additional information regarding our shares outstanding and our equity incentive program as of Record Date:

Shares of Common Stock Outstanding	44,552,263
Closing Price of Common Stock as Reported on NASDAQ Global Market	$14.45
Weighted Average Remaining Term of Outstanding Stock Options (years)	6.3

The following table provides certain information regarding activity related to our equity incentive plans and shares outstanding for the year ended December 31, 2016:

Stock Options Granted	866,011
RSUs Granted	657,742
Weighted-Average Fair Value per Share for Stock Options Granted(1)	$4.53
Stock Options and RSUs Forfeited and Expired	926,795
Weighted-Average Shares of Common Stock Outstanding	43,449,441

(1)

Reflects the aggregate grant date fair value per share of options granted calculated in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 2 and Note 16 to our audited consolidated financial statements included in the Annual Report.

Description of Amended and Restated 2016 Equity Incentive Plan

The material features of the 2016 Plan, as amended by the Amendment (together, the “2016 Plan”), are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2016 Plan. Stockholders are encouraged to read the actual text of the 2016 Plan, which is appended to this proxy statement as filed with the SEC as Appendix A and may be accessed from the SEC’s website at www.sec.gov.

Stock Awards.    The 2016 Plan provides for the grant of incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”) stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other forms of equity compensation, or collectively, stock awards, all of which may be granted to employees, including officers, non-employee directors and consultants of us and our affiliates. As of April 21, 2017, approximately 259 employees, one consultant and our five non-employee directors are eligible to participate in the 2016 Plan and may receive all types of awards other than ISOs. ISOs may be granted only to our employees (including officers) and employees of our affiliates.

Share Reserve.    The number of shares of our common stock available for issuance under the 2016 Plan will equal 4,700,000 shares, including the share increase for which we now seek stockholder approval. All shares of common stock available under the 2016 Plan may be issued upon the exercise of ISOs. If a stock award granted under the 2016 Plan or any portion thereof, expires or otherwise terminates without all of the shares covered by the stock award having been issued or is settled in cash rather than in shares, such expiration, termination or settlement will not reduce or otherwise offset the number of shares available for issuance under the 2016 Plan. Shares that are not issued or delivered by us upon the net settlement of any award or to satisfy tax withholding obligations related to any award will not become available again for issuance under the 2016 Plan.

Section 162(m) Limits.    No person may be granted stock awards covering more than 500,000 shares (or 1,000,000 shares during the first fiscal year of such person’s employment with the Company) of our common stock under our 2016 Plan during any fiscal year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date the stock award is granted. Such limitations are designed to help assure that any deductions to which we would otherwise be entitled with respect to such awards will not be subject to the $1.0 million limitation on the income tax deductibility of compensation paid to any covered named executive officer imposed by Section 162(m) of the Code.

No Repricings.    Other than in connection with certain corporate transactions, including stock splits, stock dividends, mergers, spin-offs and certain other similar transactions, unless stockholder approval is obtained, neither the plan administrator nor any other person may decrease the exercise price for any outstanding option or stock appreciation rights award after the date of grant nor cancel or allow an optionee to surrender an outstanding option or appreciation rights award to the Company as consideration for the grant of a new option or appreciation rights award with a lower exercise price or the grant of another type of award the effect of which is to reduce the exercise price of any outstanding option or appreciation rights award or take any other action with respect to an option or appreciation rights award that would be treated as a repricing under the rules and regulations of Nasdaq.

Administration.    Our board of directors has delegated its authority to administer the 2016 Plan to our compensation committee. Subject to the terms of the 2016 Plan, our board of directors, the compensation committee, or another committee authorized by the board of directors or compensation committee, referred to as the plan administrator, determines recipients, dates of grant, the numbers and types of equity awards to be granted and the terms and conditions of the equity awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the plan administrator will also determine the exercise price of options granted, the purchase price of stock purchase awards and the strike price of stock appreciation rights.

Cancellation and Re-Grant of Stock Awards.    Under the 2016 Plan, the plan administrator does not have the authority to reduce the exercise, purchase or strike price of any outstanding stock option, stock appreciation right, or to cancel any outstanding stock option, stock appreciation right that has an exercise price greater than the current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders within 12 months prior to such event.

Stock Options.    ISOs and NSOs are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2016 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2016 Plan vest at the rate specified by the plan administrator.

The plan administrator determines the term of stock options granted under the 2016 Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. Options will not become exercisable until the optionholder has completed at least one year of service. The option term may be extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 12 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO, and (5) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.

Tax Limitations on Incentive Stock Options.    The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Awards.    Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. Restricted stock awards may be granted in consideration for services rendered to us or our affiliates or any other form of legal consideration. Common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule to be determined by the plan administrator. Restricted stock awards will not commence vesting until the grantee has completed at least one year of service. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason. Any dividends paid with respect to restricted stock awards will be invested in additional restricted stock, subject to same conditions and restrictions as the underlying award.

Restricted Stock Unit Awards.    Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for services rendered to us or our affiliates or any form of legal consideration. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Restricted stock unit awards will not commence vesting until the grantee has completed at least one year of service. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award and are subject to the same vesting schedule and terms as the restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Stock Appreciation Rights.    Stock appreciation rights are granted pursuant to stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the exercise or strike price for a stock appreciation unit, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation unit, we will pay the participant an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the exercise or strike price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation unit is exercised. A stock appreciation unit granted under the 2016 Plan vests at the rate specified in the stock appreciation grant agreement as determined by the plan administrator.

The plan administrator determines the term of stock appreciation rights granted under the 2016 Plan, up to a maximum of ten years. Unless the terms of a participant’s stock appreciation right agreement provides otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. Stock appreciation rights will not become exercisable until the optionholder has completed at least one year of service, unless otherwise provided in the governing stock appreciation rights agreement. The stock appreciation right term may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards.    The 2016 Plan permits the grant of performance-based stock and cash awards that may qualify as performance-based compensation that is not subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to a covered named executive officer imposed by Section 162(m) of the Code. To help assure that the compensation attributable to performance-based awards will so qualify, our compensation committee can structure such awards so that stock or cash will be issued or paid pursuant to such award only after the achievement of certain pre-established performance goals during a designated performance period.

A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the achievement of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will generally be determined by our compensation committee, except that the plan administrator also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code. In addition, to the extent permitted by applicable law and the performance stock award agreement, the plan administrator may determine that cash may be used in payment of performance stock awards.

A performance cash award is a cash award that is payable contingent upon the achievement of pre-determined performance goals during a performance period. A performance cash award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will generally be determined by our compensation committee, except that the plan administrator also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code. The plan administrator may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award, or such portion thereof as the plan administrator may specify, to be paid in whole or in part in cash or other property.

In granting a performance award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, our compensation committee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Within the time period prescribed by Section 162(m) of the Code (no later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the performance goals remains substantially uncertain), our compensation committee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the 2016 Plan and described below. As soon as administratively practicable following the end of the performance period, our compensation committee will certify in writing whether the performance goals have been satisfied.

Performance goals under the 2016 Plan are based on any one or more of the following performance criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization, or EBITDA; (4) growth of earnings before interest and taxes; (5) EBITDA margin, adjusted EBITDA margin, or adjusted EBITDA; (6) total stockholder return; (7) return on equity or average stockholder’s equity; (8) return on assets, net assets, investment, or capital employed; (9) stock price; (10) margin (including gross margin); (11) income (before or after taxes); (12) net income or operating income; (13) operating income after taxes; (14) pre-tax profit or after-tax profit; (15) operating cash flow; (16) revenue or sales (including revenue or sales targets); (17) increases in revenue or product revenue; (18) expenses and costs (including expenses and cost reduction goals); (19) improvement in or attainment of working capital levels or expense levels; (20) economic value added (or an equivalent metric); (21) market share; (22) cash flow; (23) cash flow per share; (24) earnings per share; (25) share price or share price performance; (26) debt reduction; (27) implementation or completion of projects or processes; (28) customer satisfaction; (29) number of customers; (30) stockholders’ equity; (31) return on stockholders’ equity; (32) capital expenditures; (33) debt levels; (34) operating profit or net operating profit; (35) workforce diversity; (36) growth of net income or operating income; (37) billings; (38) days sales outstanding; and (39) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the plan administrator.

Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Under the 2016 Plan, unless specified otherwise by the board of directors (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the performance goals are established, the board of directors will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated performance goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; and (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, our compensation committee (or, if not required for compliance with Section 162(m) of the Code, the plan administrator) retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards.    The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Transferability of Stock Awards.    Generally, a participant may not transfer a stock award other than by will or the laws of descent and distribution or a domestic relations order with the approval of the plan administrator or a duly authorized officer. A participant may, with the approval of the plan administrator or a duly authorized officer, designate a beneficiary who may receive the shares of common stock underlying a stock award following the participant’s death.

Changes to Capital Structure.    In the event that there is a specified type of change in our capital structure, such as a stock split or recapitalization, appropriate adjustments will be made to (a) the class and maximum number of shares reserved for issuance under the 2016 Plan, (b) the class and maximum number of shares that may be issued upon the exercise of ISOs, (c) the class and maximum number of shares subject to stock awards that can be granted in a calendar year (as established under the 2016 Plan pursuant to Section 162(m) of the Code) and (d) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. In the event of certain specified significant corporate transactions, the plan administrator has the discretion to take any of the following actions with respect to stock awards:

•	arrange for the assumption, continuation or substitution of a stock award by a surviving or acquiring entity or parent company;

•	arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company;

•	accelerate the vesting of the stock award and provide for its termination prior to the effective time of the corporate transaction;

•	arrange for the lapse of any reacquisition or repurchase right held by us;

•	cancel or arrange for the cancellation of the stock award in exchange for such cash consideration, if any, as our board of directors may deem appropriate; or

•

make a payment equal to the excess of (a) the value of the property the participant would have received upon exercise of the stock award over (b) the exercise price otherwise payable in connection with the stock award.

Our plan administrator is not obligated to treat all stock awards, even those that are of the same type, in the same manner.

Under the 2016 Plan, a corporate transaction is generally the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets, (ii) a sale or other disposition of at least 50% of our outstanding securities, (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control.    The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us that the stock award will be subject to additional acceleration of vesting and exercisability in the event of a change of control. Under the 2016 Plan, a change of control is generally (i) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation or similar transaction; (ii) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity; (iii) approval or consummation of complete dissolution or liquidation, (iv) a consummated sale, lease or exclusive license or other disposition of all or substantially of our consolidated assets; or (v) when a majority of the board members becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the board members or their approved successors.

Amendment and Termination.    Our board of directors has the authority to amend, suspend, or terminate our 2016 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No awards may be granted after the tenth anniversary of the date our board of directors adopted our 2016 Plan.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2016 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the 2016 Plan. The 2016 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2016 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code, or ISOs. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock and dividend equivalents, if any, are delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To conform to the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

New Plan Benefits and Option Grant Table

Because the 2016 Plan is discretionary, benefits to be received by individual participants are not determinable. However, pursuant to the current director compensation program established by our Board of Directors, each continuing non-employee member of our Board of Directors will receive an option to purchase 15,000 shares on the date of the Annual Meeting. The table below shows, as to each of our named executive officers and the various indicated groups (a) the number of shares of common stock for which options have been granted for (i) the one-year period ended December 31, 2016 and (ii) the period through April 21,

2017 and (b) the weighted-average exercise price per share. Except for the vesting of RSUs awarded in prior years, no shares of common stock were directly issued to the individuals or groups below during the one-year period ended December 31, 2016 or the period through April 21, 2017.

	Number of Option Shares			Number of RSUs
Name and Position	2016	Through April 21, 2017	Weighted- Average Exercise Price of Granted Options	2016	Through April 21, 2017
Mihael H. Polymeropoulos, M.D., President and Chief Executive Officer	175,000	275,000	$11.95	75,000	200,000
James P. Kelly, Executive Vice President, Chief Financial Officer and Treasurer	70,000	70,000	$11.22	30,000	70,000
Paolo Baroldi, M.D., Ph.D., Former Senior Vice President, Chief Medical Officer(1)	70,000	—	$7.94	30,000	—
Gian Piero Reverberi, Senior Vice President, Chief Commercial Officer	70,000	70,000	$11.22	30,000	30,000
Richard L. Gulino, Senior Vice President, General Counsel and Secretary	70,000	70,000	$11.22	30,000	30,000
All current executive officers as a group	455,000	555,000	$11.54	195,000	400,000
All current directors who are not executive officers as a group	75,000	—	$10.93	—	—

(1)	Dr. Baroldi resigned effective March 22, 2017.

The affirmative vote of a majority of votes cast is required to approve Proposal 5 to implement the Amendment. Abstentions and broker non-votes will have the effect of a vote against Proposal 5.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 2016 PLAN.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements with directors and named executive officers described elsewhere in this Proxy Statement, the following is a description of transactions since January 1, 2016, in which we have been a participant, in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, named executive officers, beneficial holders of more than 5% of our capital stock, or entities affiliated with them, had or will have a direct or indirect material interest.

All of the transactions set forth below were approved by a majority of our Board, including a majority of the independent and disinterested members of our Board. We believe that we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates are approved by the Audit Committee and a majority of the members of our Board, including a majority of the independent and disinterested members of our Board, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or officer.

In addition, the Company is a party to a tax indemnity agreement with Dr. Polymeropoulos. Under this tax indemnity agreement, the Company or its successor will reimburse Dr. Polymeropoulos for any excise tax that he is required to pay under Section 4999 of the Code of 1986, as amended, as well as the income and excise taxes imposed on the reimbursement. Section 4999 imposes a 20% excise tax on payments and distributions that are made or accelerated (or the vesting of which is accelerated) as a result of a change in control of the Company. The excise tax applies only if the aggregate value of those payments and distributions equals or exceeds 300% of Dr. Polymeropoulos’ average annual compensation from the Company for the last five completed calendar years. If the tax applies, it attaches to the excess of the aggregate value of the payments and distributions over 100% of Dr. Polymeropoulos’ average annual compensation. In the Company’s case, the payments and distributions consist of the continuation of salary, incentive bonus and health insurance coverage for varying periods of time and accelerated vesting of stock options and RSUs to varying degrees. For information on Dr. Polymeropoulos’ tax indemnity agreement in the event of termination of his employment as of December 31, 2016, see “Compensation of Executive Officers — Estimated Payments and Benefits Upon Termination.”

Stock Option and Restricted Stock Unit Awards

For information regarding stock options, stock awards and RSUs granted to our named executive officers and directors, see “Corporate Governance — 2016 Director Compensation” and “Compensation of Executive Officers — Equity Compensation.”

Other Related Party Transactions

On October 6, 2014, Christos Polymeropoulos, M.D., the son of our Chief Executive Officer, Mihael Polymeropoulos, M.D., commenced employment with the Company as a Medical Director. His annual salary for 2015 was $145,000 and for 2016 was $160,000. Christos Polymeropoulos, M.D. was promoted to Pharmacovigilance Medical Director and Program Lead with an annual salary effective March 1, 2017 of $200,000 a target bonus of 20% of his annual salary. In connection with the commencement of his employment, he received (i) a grant of options to purchase 16,500 shares of the Company’s common stock, with an exercise price of $9.59 per share, the closing price per share of the Company’s common stock on The NASDAQ Global Market on the date he commenced employment and (ii) an RSU grant covering 6,500 shares of common stock. In February 2016, he received (i) a grant of options to purchase 4,500 shares of the Company’s common stock, with an exercise price of $7.94 per share, the closing price per share of the Company’s common stock on The NASDAQ Global Market on the date of grant and (ii) an RSU grant covering 6,750 shares of common stock. In March 2017, he received an RSU grant covering 8,438 shares of common stock relating to 2016 performance. The shares subject to the options and the RSUs include vesting provisions consistent with those offered to other employees. Such compensation is consistent with the compensation offered to the Company’s other employees upon the commencement of employment.

On September 29, 2014, Katerina Polymeropoulos, the daughter of our Chief Executive Officer, Mihael Polymeropoulos, M.D., commenced employment with the Company as Health Educator. She was promoted to Marketing Coordinator in March 2017. Her annual salary was $68,135 for 2016 and her total compensation with salary, bonus and equity awards was $134,037, including the fair value of an RSU grant covering 3,375 shares of common stock awarded in March 2017 and relating to 2016 performance. Her annual salary effective March 1, 2017 is $78,000 and she has a target bonus of 7.5% of her annual salary. The shares subject to the options and the RSUs include vesting provisions consistent with those offered to other employees. Such compensation is consistent with the compensation offered to the Company’s other employees upon the commencement of employment.

NO INCORPORATION BY REFERENCE

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Audit Committee Report” and the “Report of the Compensation Committee” contained in this Proxy Statement specifically are not incorporated by reference into any other filings with the SEC and shall not be deemed to be “soliciting material.” In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

It is important that your proxies be returned promptly and that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and promptly return the enclosed proxy card in the enclosed postage pre-paid envelope or vote your shares before the Annual Meeting by telephone or over the internet so your shares will be represented at the Annual Meeting.

The form of proxy and this Proxy Statement have been approved by the Board and are being mailed and delivered to stockholders by its authority.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions or require any assistance with voting your shares, please contact:

Investor Relations

Vanda Pharmaceuticals Inc.

2200 Pennsylvania Avenue

Suite 300E, Washington, D.C. 20037

or

Call (202) 734-3400

If you need additional copies of this Proxy Statement or voting materials, you should contact Investor Relations as described above.

The Board of Vanda Pharmaceuticals Inc.

Washington, D.C.

April 27, 2017

APPENDIX A

AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

VANDA PHARMACEUTICALS INC.

2016 EQUITY INCENTIVE PLAN

(AMENDED AND RESTATED EFFECTIVE AS OF JUNE 15, 2017)

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VANDA PHARMACEUTICALS INC.

AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

ARTICLE 1. INTRODUCTION.

The Plan was adopted by the Board on April 27, 2016 and approved by the Company’s stockholders on June 16, 2016 at the Company’s 2016 Annual Meeting of Stockholders. The Plan was further amended and restated by the Board on April 25, 2017, which amendment and restatement will become effective upon its approval by the Company’s stockholders at the Company’s 2017 Annual Meeting of Stockholders. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute ISOs or NSOs) or stock appreciation rights.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

ARTICLE 2. ADMINISTRATION.

2.1 Committee Composition.    The Committee shall administer the Plan. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, each member of the Committee shall meet the following requirements:

(a) Any listing standards prescribed by the principal securities market on which the Company’s equity securities are traded;

(b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code;

(c) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

(d) Any other requirements imposed by applicable law, regulations or rules.

2.2 Committee Responsibilities. The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan, (d) make all other decisions relating to the operation of the Plan and (e) carry out any other duties delegated to it by the Board. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

2.3 Committee for Non-Officer Grants. The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors or executive officers of the Company who need not satisfy the requirements of Section 2.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not Outside Directors and are not considered executive officers of the Company under section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares issued under the Plan shall not exceed (a) 4,700,000 plus (b) the additional Common Shares described in Section 3.2. The number of Common Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Common Shares that then remain available for issuance under the Plan. All Common Shares available under the Plan may be issued upon the exercise of ISOs. The limitations of this Section 3.1 shall be subject to adjustment pursuant to Article 10.

3.2 Shares Returned to Reserve. If Options, SARs, Restricted Shares or Stock Units are forfeited, settled in cash (in whole or in part), or terminate for any other reason before being exercised or settled, then the Common Shares subject to such Options, SARs, Restricted Shares or Stock Units shall again become available for issuance under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Awards are reacquired by the Company pursuant to a forfeiture provision or for any other reason, then such Common Shares shall again become available for issuance under the Plan. Common Shares that are (a) not issued or delivered as a result of the net settlement of an outstanding Option or SAR or (b) used or tendered by a Participant or withheld by the Company (i) in payment of the exercise price of an Option or SAR or (ii) in satisfaction of any tax withholding obligation relating to any Award, shall not become available again for issuance under the Plan.

ARTICLE 4. ELIGIBILITY.

4.1 Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

4.2 Other Grants.    Only Employees, Outside Directors and Consultants shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs.

ARTICLE 5. OPTIONS.

5.1 Stock Option Agreement.    Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.

5.2 Number of Shares.    Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 500,000 Common Shares, except that Options granted to a new Employee in the fiscal year of the Company in which his or her Service as an Employee first commences shall not cover more than 1,000,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 10.

5.3 Exercise Price.    Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. This Section 5.3 shall not apply to an Option granted pursuant to the assumption of, or substitution for, another option in a manner that complies with section 424(a) of the Code (whether or not the Option is an ISO).

5.4 Exercisability and Term.    Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable; provided that the Option will not become exercisable prior to the Optionee completing at least one year of Service following the Vesting Commencement Date of such Option. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an Option shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, retirement or Involuntary Termination

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and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

5.5 Effect of Change in Control.    The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company or in the event that the Optionee is subject to an Involuntary Termination after a Change in Control. However, in the case of an ISO, the acceleration of exercisability shall not occur without the Optionee’s written consent. In addition, acceleration of exercisability may be required under Section 10.3.

5.6 Modification or Assumption of Options.    Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Article 10, neither the Committee nor any other person may, without the approval of the Company’s stockholders: (a) decrease the exercise price for any outstanding Option after the date of grant, (b) cancel or allow an optionee to surrender an outstanding Option to the Company in exchange for cash or as consideration for the grant of a new Option with a lower exercise price or the grant of another type of Award the effect of which is to reduce the exercise price of any outstanding Option or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the NASDAQ Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded).

ARTICLE 6. PAYMENT FOR OPTION SHARES.

6.1 General Rule.    The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except that the Committee at its sole discretion may accept payment of the Exercise Price in any other form(s) described in this Article 6. However, if the Optionee is an Outside Director or executive officer of the Company, he or she may pay the Exercise Price in a form other than cash or cash equivalents only to the extent permitted by section 13(k) of the Exchange Act.

6.2 Surrender of Stock.    With the Committee’s consent, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

6.3 Exercise/Sale.    With the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

6.4 Promissory Note.    To the extent permitted by section 13(k) of the Exchange Act, with the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note.

6.5 Other Forms of Payment.    With the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7. STOCK APPRECIATION RIGHTS.

7.1 SAR Agreement.    Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may

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be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

7.2 Number of Shares.    Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 10. SARs granted to any Optionee in a single fiscal year shall in no event pertain to more than 500,000 Common Shares, except that SARs granted to a new Employee in the fiscal year of the Company in which his or her Service as an Employee first commences shall not pertain to more than 1,000,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 10.

7.3 Exercise Price.    Each SAR Agreement shall specify the Exercise Price; provided that the Exercise Price shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant.

7.4 Exercisability and Term.    Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable; provided that the SAR will not become exercisable prior to the Optionee completing at least one year of Service following the Vesting Commencement Date of such SAR. The SAR Agreement shall also specify the term of the SAR; provided that the term shall not exceed 10 years. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, retirement or Involuntary Termination and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

7.5 Effect of Change in Control.    The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that the Company is subject to a Change in Control or in the event that the Optionee is subject to an Involuntary Termination after a Change in Control. In addition, acceleration of exercisability may be required under Section 10.3.

7.6 Exercise of SARs.    Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

7.7 Modification or Assumption of SARs.    Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Article 10, neither the Committee nor any other person may, without the approval of the Company’s stockholders: (a) decrease the exercise price for any outstanding SAR after the date of grant, (b) assume, cancel or allow an optionee to surrender an outstanding SAR to the Company in exchange for cash or as consideration for the grant of a new SAR with a lower exercise price or the grant of another type of Award the effect of which is to reduce the exercise price of any outstanding SAR or (c) take any other action with respect to an SAR that would be treated as a repricing under the rules and regulations of the NASDAQ Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded).

ARTICLE 8. RESTRICTED SHARES.

8.1 Restricted Stock Agreement.    Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to

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all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

8.2 Payment for Awards.    Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, property, full-recourse promissory notes, past services and future services. If the Participant is an Outside Director or executive officer of the Company, he or she may pay for Restricted Shares with a promissory note only to the extent permitted by section 13(k) of the Exchange Act. Within the limitations of the Plan, the Committee may accept the cancellation of outstanding options in return for the grant of Restricted Shares.

8.3 Vesting Conditions.    Each Award of Restricted Shares shall be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement; provided that, the Restricted Shares will not vest prior to the holder completing at least one year of Service following the Vesting Commencement Date of such Award. The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more fiscal years equal or exceed a target determined in advance by the Committee. The Company’s independent auditors shall determine such performance. Such target shall be based on one or more of the criteria set forth in Appendix A. The Committee shall identify such target not later than the 90th day of such period. In no event shall more than 500,000 Restricted Shares that are subject to performance-based vesting conditions be granted to any Participant in a single fiscal year of the Company, subject to adjustment in accordance with Article 10. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability, retirement or Involuntary Termination. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company or in the event that the Participant is subject to an Involuntary Termination after a Change in Control.

8.4 Voting and Dividend Rights.    The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Stock Agreement, however, shall require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares until such time as the Restricted Shares are no longer subject to a right of repurchase and forfeiture. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

ARTICLE 9. STOCK UNITS.

9.1 Stock Unit Agreement.    Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

9.2 Payment for Awards.    To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

9.3 Vesting Conditions.    Each Award of Stock Units shall be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement; provided that, the Stock Units will not vest prior to the recipient completing at least one year of Service following the Vesting Commencement Date of such Award. The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more fiscal years equal or exceed a target determined in advance by the Committee. The Company’s independent auditors shall determine such performance. Such target shall be based on one or more of the criteria set forth in Appendix A. The Committee shall identify such target not later than the 90th day of such period. In no event shall

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more than 500,000 Stock Units that are subject to performance-based vesting conditions be granted to any Participant in a single fiscal year of the Company, subject to adjustment in accordance with Article 10. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability, retirement or Involuntary Termination. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that the Company is subject to a Change in Control or in the event that the Participant is subject to an Involuntary Termination after a Change in Control. In addition, acceleration of vesting may be required under Section 10.3.

9.4 Voting and Dividend Rights.    The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Dividend equivalents shall be subject to the same terms, vesting conditions and restrictions as the Stock Units to which they attach.

9.5 Form and Time of Settlement of Stock Units.    Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 10.

9.6 Death of Recipient.    Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

9.7 Creditors’ Rights.    A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

ARTICLE 10. PROTECTION AGAINST DILUTION.

10.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, corresponding proportionate adjustments shall automatically be made in each of the following:

(a) The number of Common Shares available for grant subject to Awards under Article 3;

(b) The limitations set forth in Sections 5.2, 8.2, 8.3 and 9.3;

(c) The number of Common Shares covered by each outstanding Option and SAR;

(d) The Exercise Price under each outstanding Option and SAR; or

(e) The number of Stock Units included in any prior Award that has not yet been settled.

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In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Except as provided in this Article 10, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

10.2    Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

10.3 Reorganizations. In the event that the Company is a party to a merger or consolidation, all outstanding Awards shall be subject to the agreement of merger or consolidation. Such agreement shall provide for one or more of the following:

(a) The continuation of such outstanding Awards by the Company (if the Company is the surviving corporation).

(b) The assumption of such outstanding Awards by the surviving corporation or its parent, provided that the assumption of Options or SARs shall comply with section 424(a) of the Code (whether or not the Options are ISOs).

(c) The substitution by the surviving corporation or its parent of new awards for such outstanding Awards, provided that the substitution of Options or SARs shall comply with section 424(a) of the Code (whether or not the Options are ISOs).

(d) Full exercisability of outstanding Options and SARs and full vesting of the Common Shares subject to such Options and SARs, followed by the cancellation of such Options and SARs. The full exercisability of such Options and SARs and full vesting of such Common Shares may be contingent on the closing of such merger or consolidation. The Optionees shall be able to exercise such Options and SARs during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (i) a shorter period is required to permit a timely closing of such merger or consolidation and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period may be contingent on the closing of such merger or consolidation.

(e) The cancellation of outstanding Options and SARs and a payment to the Optionees equal to the excess of (i) the Fair Market Value of the Common Shares subject to such Options and SARs (whether or not such Options and SARs are then exercisable or such Common Shares are then vested) as of the closing date of such merger or consolidation over (ii) their Exercise Price. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Except to the extent it would cause the Award to become subject to additional tax under Code Section 409A, such payment may be made in installments, may be deferred until the date or dates when such Options and SARs would have become exercisable or such Common Shares would have vested, and/or may be subject to vesting based on the Optionee’s continuing Service, provided that the vesting schedule shall not be less favorable to the Optionee than the schedule under which such Options and SARs would have become exercisable or such Common Shares would have vested. If the Exercise Price of the Common Shares subject to such Options and SARs exceeds the Fair Market Value of such Common Shares, then such Options and SARs may be cancelled without making a payment to the Optionees. For purposes of this Subsection (e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

(f) The cancellation of outstanding Stock Units and a payment to the Participants equal to the Fair Market Value of the Common Shares subject to such Stock Units (whether or not such Stock Units are then vested) as of the closing date of such merger or consolidation. Such payment shall be made in the form of

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cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Except to the extent it would cause the Award to become subject to additional tax under Code Section 409A, such payment may be made in installments, may be deferred until the date or dates when such Stock Units would have vested, and/or may be subject to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Stock Units would have vested. For purposes of this Subsection (f), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

ARTICLE 11. AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 12. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

12.1 Effective Date.    No provision of this Article 12 shall be effective unless and until the Board has determined to implement such provision.

12.2 Elections to Receive NSOs, Restricted Shares or Stock Units.    An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 12 shall be filed with the Company on the prescribed form.

12.3 Number and Terms of NSOs, Restricted Shares or Stock Units.    The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The Board shall also determine the terms of such NSOs, Restricted Shares or Stock Units.

ARTICLE 13. LIMITATION ON RIGHTS.

13.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).

13.2 Stockholders’ Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

13.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

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ARTICLE 14. TAXES.

14.1 General Withholding Obligations. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

14.2 Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Committee may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when they are withheld or surrendered.

14.3 Code Section 409A Matters.    To the fullest extent applicable and unless otherwise expressly indicated in an applicable Award agreement, Awards granted under this Plan are intended to be exempt from the definition of “nonqualified deferred compensation” under Code Section 409A in accordance with one or more of the exemptions available under the final Treasury regulations promulgated under Code Section 409A and the terms of the Plan and the applicable Award agreement shall be interpreted and administered in a manner consistent with that intent. To the extent that an Award is, or becomes subject to, Code Section 409A either intentionally or due to a failure of an individual Award to qualify for an exemption from the definition of nonqualified deferred compensation in accordance with Code Section 409A, such Award is intended to comply with the applicable requirements of Code Section 409A to the maximum extent possible and with respect to any such Award, the terms of the Plan and the applicable Award agreement shall be interpreted and administered in a manner consistent with that intent.    In no event will the Company be liable for any taxes, penalties or interest that may be imposed with respect to an Award under Code Section 409A or under any other similar provision of state tax law, or for any damages for an Award’s failing to comply with Code Section 409A, any other similar provision of state tax law, or the provisions of this Section 15.3.

ARTICLE 15. LIMITATION ON PAYMENTS.

15.1 Scope of Limitation.    This Article 15 shall apply to an Award only if:

(a) The independent auditors selected for this purpose by the Committee (the “Auditors”) determine that the after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under section 4999 of the Code), will be greater after the application of this Article 15 than it was before the application of this Article 16; or

(b) The Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Article 15 (regardless of the after-tax value of such Award to the Participant).

If this Article 15 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

15.2 Basic Rule. In the event that the Auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Article 15, the “Reduced Amount” shall be the amount of the Payment, expressed as a present value, which provides the greatest economic benefit to the Participant without causing any of the Payments to be nondeductible by the Company because of section 280G of the Code, provided that if more

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than one manner of reduction of the Payments necessary to arrive at the Reduced Amount yields the greatest economic benefit to the Participant, the Payments shall be reduced pro rata. Neither the Participant nor the Company shall have the authority to specify the order of reduction of the Payments.

15.3 Reduction of Payments.    If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly provide the Participant appropriate notice to that effect, including a copy of the detailed calculation thereof and of the Reduced Amount, and details regarding the manner in which the reduction provided for under Section 15.2 shall be effected. For purposes of this Article 15, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 15 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

15.4 Overpayments and Underpayments.    As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an “Overpayment”) or that additional Payments which will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant that he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount that is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

15.5 Related Corporations.    For purposes of this Article 15, the term “Company” shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.

ARTICLE 16. FUTURE OF THE PLAN.

16.1 Term of the Plan.    The Plan shall remain in effect until the earlier of (a) the date when the Plan is terminated under Section 16.2 or (b) the 10th anniversary of the date when the Board adopted the Plan.

16.2 Amendment or Termination.    The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

16.3 Stockholder Approval.    An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules, including the listing requirements of the primary securities exchange or over-the-counter market where the Common Shares are listed for trading. However, section 162(m) of the Code may require that the Company’s stockholders approve the performance criteria set forth in Appendix A not later than the first meeting of stockholders that occurs in the fifth year following the year in which the Company’s stockholders previously approved such criteria.

DEFINITIONS.

“Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

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“Award” means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

“Board” means the Company’s Board of Directors, as constituted from time to time.

“Cause” means:

An unauthorized use or disclosure by the Participant of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company;

A material breach by the Participant of any agreement between the Participant and the Company;

A material failure by the Participant to comply with the Company’s written policies or rules;

The Participant’s conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any State thereof;

The Participant’s gross negligence or willful misconduct;

A continuing failure by the Participant to perform assigned duties after receiving written notification of such failure from the Board; or

A failure by the Participant to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested the Participant’s cooperation.

“Change in Control” means:

The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;

The sale, transfer or other disposition of all or substantially all of the Company’s assets;

A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either:

Had been directors of the Company on the date 24 months prior to the date of such change in the composition of the Board (the “Original Directors”); or

Were appointed to the Board, or nominated for election to the Board, with the affirmative votes of at least a majority of the aggregate of (A) the Original Directors who were in office at the time of their appointment or nomination and (B) the directors whose appointment or nomination was previously approved in a manner consistent with this Paragraph (ii); or

Any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Subsection (d), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

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A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee of the Board, as described in Article 2.

“Common Share” means one share of the common stock of the Company.

“Company” means Vanda Pharmaceuticals Inc., a Delaware corporation.

“Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

“Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

“Fair Market Value” means the market price of one Common Share as determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

“Involuntary Termination” means the termination of the Participant’s Service by reason of:

The involuntary discharge of the Participant by the Company (or the Parent, Subsidiary or Affiliate employing him or her) for reasons other than Cause; or

The voluntary resignation of the Participant following (i) a material adverse change in his or her title, stature, authority or responsibilities with the Company (or the Parent, Subsidiary or Affiliate employing him or her), (ii) a material reduction in his or her base salary or (iii) receipt of notice that his or her principal workplace will be relocated by more than 30 miles.

“ISO” means an incentive stock option described in section 422(b) of the Code.

“NSO” means a stock option not described in sections 422 or 423 of the Code.

“Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

“Optionee” means an individual or estate who holds an Option or SAR.

“Outside Director” means a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

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“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

“Participant” means an individual or estate who holds an Award.

“Plan” means this Vanda Pharmaceuticals Inc. 2016 Equity Incentive Plan, as amended and/or restated from time to time.

“Restricted Share” means a Common Share awarded under the Plan.

“Restricted Stock Agreement” means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

“SAR” means a stock appreciation right granted under the Plan.

“SAR Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

“Service” means service as an Employee, Outside Director or Consultant.

“Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

“Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

“Stock Unit Agreement” means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

“Vesting Commencement Date” means (i) with respect any Award granted to a Participant upon the commencement of his or Service, the date on which his or her Service commences and (ii) with respect to any other Award, the date on which such Award is granted.

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APPENDIX A

PERFORMANCE CRITERIA FOR RESTRICTED SHARES AND STOCK UNITS

The performance goals that may be used by the Committee for such awards may consist of: (a) operating profits (including EBITDA); (b) net profits; (c) earnings per share; (d) profit returns and margins; (e) revenues; (f) stockholder return and/or value; (g) stock price; (h) working capital; (i) regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s)); (j) clinical achievements (including initiating clinical studies, initiating enrollment, completing enrollment or enrolling particular numbers of subjects in clinical studies, completing phases of a clinical study (including the treatment phase), or announcing or presenting preliminary or final data from clinical studies in each case, whether on particular timelines or generally); and (k) other measurable objectives.

Performance goals may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria.

Profit, earnings and revenues used for any performance goal measurement may exclude: gains or losses on operating asset sales or dispositions; asset write-downs; litigation or claim judgments or settlements; accruals for historic environmental obligations; effect of changes in tax law or rate on deferred tax liabilities; accruals for reorganization and restructuring programs; uninsured catastrophic property losses; the cumulative effect of changes in accounting principles; and any extraordinary non-recurring items determined in accordance with generally accepted accounting principles and/or in management’s discussion and analysis of financial performance appearing in the Company’s annual report to stockholders for the applicable year.

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Vanda Pharmaceuticals Inc. 2200 Pennsylvania Ave. NW, Suite 300E Washington, D.C. 20037	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

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			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
			☐	☐	☐
1.	Election of Directors
Nominees
01	Richard W. Dugan 02 Vincent J. Milano

The Board of Directors recommends you vote FOR proposals 2 and 3.									For	Against	Abstain
2

To ratify the selection by the Audit Committee of our Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2017.

									☐	☐	☐
3	To approve on an advisory basis the named executive officer compensation.								☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:								1 year	2 years	3 years	Abstain
4	To recommend, by non-binding vote, the frequency of executive compensation votes.							☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:									For	Against	Abstain
5

To approve the amendment and restatement of the Company's 2016 Equity Incentive Plan to, among other things, increase the aggregate number of shares authorized for issuance under the 2016 Equity Incentive Plan.

									☐	☐	☐
NOTE: To conduct any other business properly brought before the Annual Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com

VANDA PHARMACEUTICALS INC.

Annual Meeting of Stockholders

June 15, 2017 9:00 AM ET

This Proxy is solicited on behalf of the Board of Directors

for the Annual Meeting of Stockholders to be held on June 15, 2017

The undersigned appoints Mihael H. Polymeropoulos, M.D. and Mr. Richard L. Gulino, or any of them as shall be in attendance at the 2017 Annual Meeting of Stockholders, as proxy or proxies, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Vanda Pharmaceuticals Inc. (the “Company”), to be held on June 15, 2017, at 9:00 AM, local time, at the Washington Marriott, located at 1221 22nd Street NW, Washington, D.C. 20037, and at any adjournments or postponements of the Annual Meeting, and to vote on behalf of the undersigned as specified in this Proxy all the Common Stock of the Company that the undersigned would be entitled to vote if personally present, upon the matters referred to on the reverse side hereof, and, in their sole discretion, upon any other business as may properly come before the Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying proxy statement and revokes any proxy heretofore given with respect to such Annual Meeting. The votes entitled to be cast by the undersigned will be cast as instructed.

If this Proxy is executed, but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the Board of Directors’ nominees for director in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, 1 year for Proposal 4, AND “FOR” Proposal 5, each of which is set forth on the reverse side hereof. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holders on any other matter that may properly come before the Annual Meeting and any adjournment or postponement thereof.

Continued and to be signed on reverse side